EXHIBIT 99.1
                                 ------------

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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                            Computational Materials



                                 $628,329,900
                                 (Approximate)

                      Morgan Stanley Mortgage Loan Trust
                               Series 2005-2AR



                      Mortgage Pass-Through Certificates







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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 1


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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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                      COMPUTATIONAL MATERIALS DISCLAIMER


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules)






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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 2


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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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                          $628,329,900 (Approximate)
                Morgan Stanley Mortgage Capital Series 2005-2AR

                         Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------


                                                                                                      Initial
Offered                                 Expected Ratings    Avg Life to    Payment Window Call/    Subordination
Classes     Description    Balance(3)    (S&P / Moody's )  Call/ Mty(1)(2)      Mty (1)(2)             Level            Benchmark
-------     -----------    ----------    ----------------  --------------  -------------------         -----            ---------
   A         Floater(4)   $587,781,900      AAA/Aaa        3.22 / 3.24       1 - 181 / 1 - 360         7.950%          1 Mo. LIBOR
   X        WAC IO(5)(6)  $628,329,900      AAA/Aaa                                                    7.950%              N/A
                                                             Information Not Provided Hereby
  A-R         Residual        $100          AAA/Aaa                                                    7.950%              N/A
  B-1        Floater(7)    $28,416,000       AA/NR         5.98 / 6.04       1 - 181 / 1 - 360         3.500%          1 Mo. LIBOR
  B-2        Floater(8)    $7,662,000         A/NR         5.98 / 6.04       1 - 181 / 1 - 360         2.300%          1 Mo. LIBOR
  B-3        Floater(9)    $4,470,000        BBB/NR        5.98 / 6.04       1 - 181 / 1 - 360         1.600%          1 Mo. LIBOR
  B-4       Net WAC(10)    $4,470,000        BB/NR                                                     0.900%              N/A
  B-5       Net WAC(10)    $3,512,000         B/NR           Information Not Provided Hereby           0.350%              N/A
  B-6       Net WAC(10)    $2,235,549        NR/NR                                                     0.000%              N/A


Notes:  (1)  Certificates are priced to a 1% Optional Termination.
------  (2)  Based on 100% PPC on the fixed rate loans and 25% CPR on the adjustable rate loans as described herein.
        (3)  Bond sizes subject to a variance of plus or minus 5%.
        (4) The Class A Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Net WAC Cap (as described herein) and (iii) 11.00%.
        (5) The balance shown with respect to the Class X Certificates is a notional balance. Such class is a class of interest-only certificates and will not be entitled to distributions of principal.
        (6) The notional amount of the Class X Certificates for any Distribution Date is equal to the aggregate class principal balance of the Class A, Class B-1, Class B-2, and Class B-3 Certificates.
        (7) The Class B-1 Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Net WAC Cap and (iii) 11.00%.
        (8) The Class B-2 Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Net WAC Cap and (iii) 11.00%.
        (9) The Class B-3 Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Net WAC Cap and (iii) 11.00%.
        (10) The Class B-4, Class B-5 and Class B-6 Certificates will have a per annum interest rate equal to the Net WAC Cap.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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

Issuer:                          Morgan Stanley Mortgage Loan Trust 2005-2AR.

Depositor:                       Morgan Stanley Capital I Inc.

Originators:                     Morgan Stanley Mortgage Capital                            65.79%
                                 GreenPoint                                                 14.85%
                                 Others                                                     19.36%

Servicers:                       Option One                                                 69.49%
                                 GreenPoint                                                 14.85%
                                 Others                                                     15.66%

Master Servicer/                 Wells Fargo Bank, National Association
Securities Administrator:

Trustee:                         Deutsche Bank National Trust Company.

Managers:                        Morgan Stanley (sole lead manager)

Rating Agencies:                 Standard & Poor's and Moody's Investors Service are expected to rate the Certificates as set forth on page 1 of this Preliminary Term Sheet.

Offered Certificates:            The Class A, Class B-1, Class B-2, and Class B-3 Certificates.

Senior Certificates:             The Class A, Class A-R and Class X Certificates.

LIBOR Certificates:              The Class A, Class B-1, Class B-2, and Class B-3 Certificates.

Notional Certificates:           The Class X Certificates.

Subordinate Certificates:        The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Expected Closing Date:           March 31, 2005 through DTC, and upon request only, through Euroclear or Clearstream.

Cut-off Date:                    March 1, 2005.

Prepayment Assumption:           Adjustable Rate Loans: 25% CPR
                                 Fixed Rate Loans: 100% PPC (8% to 24% CPR over 12 months)

Accrued Interest:                The Class A, Class B-1, Class B-2 and Class B-3 Certificates will settle flat.

Accrual Period:                  The interest accrual period (the "Accrual Period") with respect to the Class A, Class
                                 B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning on the 25th day of the month (or, in the case of the first
                                 Distribution Date, the Closing Date) and ending on the 24th day of the month (on a
                                 30/360 basis) in which the Distribution Date occurs.

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning April 25, 2005.

Final Scheduled                  The Distribution Date occurring in April 2035.
Distribution Date:


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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

Mortgage Loans:                  As of the Cut-off Date, the Mortgage Loans consist of 1,532 fixed and adjustable rate residential, first-lien mortgage loans. The principal balance of the Mortgage Loans as of the Cut-off Date will be approximately $638,547,550.

Clean-Up Call:                   The terms of the transaction allow for a purchase of the Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Mortgage
                                 Loans is equal to 1% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date").

Credit Enhancement:              Senior/subordinate, shifting interest structure.

                                 Credit enhancement for the Senior Certificates will consist of the subordination of the
                                 Subordinate Certificates (total subordination initially [7.95]%).

                                 Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [3.50]%).

                                 Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.30]%).

                                 Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially
                                 [1.60]%).

Class A Interest Rate            Beginning on the first Distribution Date, and for a period of 185 months thereafter,
Cap:                             an Interest Rate Cap will be entered into by the Trust for the benefit of the Class
                                 A Certificates.

                                 For its duration, the Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis), (ii) the Class A Interest Rate Cap
                                 Notional Balance as described on the schedule herein and (iii) 100 ("the Class A
                                 Interest Rate Cap Payment").

Class A Interest Rate Cap        The Class A Interest Rate Cap Payment shall be available to pay any Class A Net
Payment Allocation:              WAC Shortfall due to the Class A Certificates

Class B-1 Interest Rate          Beginning on the first Distribution Date, and for a period of 185 months thereafter, an
Cap:                             Interest Rate Cap will be entered into by the Trust for the benefit of the Class B-1
                                 Certificates.

                                 For its duration, the Class B-1 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis), (ii) the Class B-1 Interest Rate Cap
                                 Notional Balance as described on the schedule herein and (iii) 100 ("the Class B-1
                                 Interest Rate Cap Payment").

Class B-1 Interest Rate          The Class B-1 Interest Rate Cap Payment shall be available to pay any Class B-1 Net
Cap Payment Allocation:          WAC Shortfall due to the Class B-1 Certificates.

Class B-2 Interest Rate          Beginning on the first Distribution Date, and for a period of 185 months thereafter, an
Cap:                             Interest Rate Cap will be entered into by the Trust for the benefit of the Class B-2
                                 Certificates.

                                 For its duration, the Class B-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis), (ii) the Class B-2 Interest Rate Cap
                                 Notional Balance as described on the schedule herein and (iii) 100 ("the Class B-2
                                 Interest Rate Cap Payment").


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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

Class B-2 Interest Rate          The Class B-2 Interest Rate Cap Payment shall be available to pay any Class B-2 Net
Cap Payment Allocation:          WAC Shortfall due to the Class B-2 Certificates.

Class B-3 Interest Rate          Beginning on the first Distribution Date, and for a period of 185 months thereafter,
Cap:                             an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B-3
                                 Certificates.

                                 For its duration, the Class B-3 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis), (ii) the Class B-3 Interest Rate Cap
                                 Notional Balance as described on the schedule herein and (iii) 100 ("the Class B-3
                                 Interest Rate Cap Payment").

Class B-3 Interest Rate          The Class B-3 Interest Rate Cap Payment shall be available to pay any Class B-3 Net
Cap Payment Allocation:          WAC Shortfall due to the Class B-3 Certificates.

Net WAC Cap:                     The weighted average of the net mortgage rates for the Mortgage Loans ("Net WAC Cap").

Class A Net WAC                  If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates
Shortfall:                       is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class A Net WAC Shortfall").

Class B-1 Net WAC                If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates
Shortfall:                       is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class B-1 Net WAC Shortfall").

Class B-2 Net WAC                If on any Distribution Date, the Certificate Interest Rate of the Class B-2 Certificates
Shortfall:                       is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class B-2 Net WAC Shortfall").

Class B-3 Net WAC                If on any Distribution Date, the Certificate Interest Rate of the Class B-3 Certificates
Shortfall:                       is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class B-3 Net WAC Shortfall").


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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

Certificate Interest Rate:       The LIBOR Certificates will have a Certificate Interest Rate equal to the lesser of (i)
                                 the related Certificate Formula Rate and (ii) the Net WAC Cap.

Certificate Formula Rate:        The LIBOR Certificates will have a Certificate Formula Rate equal to the lesser of (i)
                                 one-month LIBOR plus the related margin and (ii) 11.00%.

Reserve Fund:                    As of the Closing Date, the "Reserve Fund" will be established on behalf of the LIBOR
                                 Certificates. The Reserve Fund will be funded by an initial deposit of funds on the
                                 Closing Date, and thereafter, by amounts otherwise distributable to the Class X
                                 Certificates to the extent of any of the related Net WAC Shortfall amounts for a related Distribution Date remaining after allocation of any payments made with respect to the related interest rate cap. The Reserve Fund will not be an asset of the REMIC.
                                 On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date remaining after allocation of payments made under the related interest rate cap, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class X Certificates.

Shifting Interest:               Until the Distribution Date occurring in April 2012, the Subordinate Certificates will be locked out from receipt of prepayment principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing portion of unscheduled principal prepayments. Unscheduled principal prepayments will be allocated to the
                                 Subordinate Certificates based on the following percentages:

                                 April 2005 - March 2012                 0% Pro Rata Share
                                 April 2012 - March 2013                 30% Pro Rata Share
                                 April 2013 - March 2014                 40% Pro Rata Share
                                 April 2014 - March 2015                 60% Pro Rata Share
                                 April 2015 - March 2016                 80% Pro Rata Share
                                 April 2016 and after                    100% Pro Rata Share

                                 Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate
                                 Certificates is twice that initially calculated, all principal (scheduled principal, prepayments and recoveries) will be paid pro-rata between the Senior Certificate (other than the Class X Certificates) and Subordinate Certificates (subject to performance triggers). However, if prior to the Distribution Date in April 2008, the credit enhancement provided by the Subordinate Certificates is twice that initially calculated
                                 (subject to performance triggers on such Distribution Date), then the Subordinate
                                 Certificates will be entitled to only 50% of their pro-rata share of principal prepayments.

                                 Any principal not allocated to the Subordinate Certificates will be allocated to the
                                 Senior Certificates. In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate class principal balance of the Mortgage Loans) exceeds the initial senior percentage
                                 (equal to the aggregate principal balance of the Senior Certificates as of the Closing
                                 Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

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

Allocation of Realized           Any realized losses on the Mortgage Loans will be allocated as follows: first, to
Losses:                          the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the Class A Certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

Certificate Priority of          With respect to any Distribution Date, available funds from the Mortgage Loans will be
Distributions:                   distributed in the following order of priority:
                                      1)  Senior Certificates, accrued and unpaid interest at the related Certificate
                                          Interest Rate, from the Mortgage Loans; provided, however, the amount of interest otherwise distributable to the Class X Certificates shall first be deposited in the Reserve Fund.
                                      2)  Class A-R Certificates, principal allocable to such class.
                                      3)  Class A Certificates, principal allocable to such class.
                                      4)  Class B-1 Certificates, accrued and unpaid interest at the related Certificate
                                          Interest Rate.
                                      5)  Class B-1 Certificates, principal allocable to such class.
                                      6)  Class B-2 Certificates, accrued and unpaid interest at the related Certificate
                                          Interest Rate.
                                      7)  Class B-2 Certificates, principal allocable to such class.
                                      8)  Class B-3 Certificates, accrued and unpaid interest at the related Certificate
                                          Interest Rate.
                                      9)  Class B-3 Certificates, principal allocable to such class.
                                      10) Class A Certificates, the related Net WAC Shortfall amount from the Reserve
                                          Fund, remaining unpaid after application of the amounts received under the
                                          Class A Interest Rate Cap.
                                      11) Class B-1, the related Net WAC Shortfall Amount from the Reserve Fund, remaining unpaid after application of the amounts received under the Class B-1
                                          Interest Rate Cap.
                                      12) Class B-2, the related Net WAC Shortfall Amount from the Reserve Fund, remaining unpaid after application of the amounts received under the Class B-2
                                          Interest Rate Cap.
                                      13) Class B-3, the related Net WAC Shortfall Amount from the Reserve Fund, remaining unpaid after application of the amounts received under the Class B-3
                                          Interest Rate Cap.
                                      14) Class X Certificates, the excess amounts related to the Class X Certificates, from the Reserve Fund.
                                      15) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, first accrued and unpaid interest at the related Certificate Interest Rate and then the respective shares of principal allocable to such classes.

Trust Tax Status:                  REMIC.

ERISA Eligibility:                 Subject to the considerations in the Prospectus, all Offered Certificates are ERISA
                                   eligible.

SMMEA Eligibility:                 It is anticipated that the Senior Certificates and the Class B-1 Certificates will be
                                   SMMEA eligible.

Prospectus:                        The Class A, Class B-1, Class B-2, and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                   "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                   Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                   SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 8

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                            Weighted Average Life Sensitivity
                                                        To Call

------------------------------------------------------------------------------------------------------------------------
Prepay         ARM (CPR%)                    10          15          20          25          35         40          50
Speed          Fixed (PPC%)                  60          75          85         100         125         150        200
------------------------------------------------------------------------------------------------------------------------
      A        WAL (yrs)                    7.09        5.16        4.03        3.22        2.24       1.87        1.36
               Principal Window           1 - 323     1 - 271     1 - 221     1 - 181     1 - 132     1 - 111     1 - 81
------------------------------------------------------------------------------------------------------------------------
     B-1       WAL (yrs)                   12.32        9.13        7.16        5.98        4.61       4.06        3.20
               Principal Window           1 - 323     1 - 271     1 - 221     1 - 181     1 - 132     1 - 111     1 - 81
------------------------------------------------------------------------------------------------------------------------
     B-2       WAL (yrs)                   12.32        9.13        7.16        5.98        4.61       4.06        3.20
               Principal Window           1 - 323     1 - 271     1 - 221     1 - 181     1 - 132     1 - 111     1 - 81
------------------------------------------------------------------------------------------------------------------------
     B-3       WAL (yrs)                   12.32        9.13        7.16        5.98        4.61       4.06        3.20
               Principal Window           1 - 323     1 - 271     1 - 221     1 - 181     1 - 132     1 - 111     1 - 81
------------------------------------------------------------------------------------------------------------------------


                                            Weighted Average Life Sensitivity
                                                      To Maturity
------------------------------------------------------------------------------------------------------------------------
Prepay         ARM (CPR%)                    10          15          20          25          35         40          50
Speed          Fixed (PPC%)                  60          75          85         100         125         150        200
------------------------------------------------------------------------------------------------------------------------
      A        WAL (yrs)                    7.10        5.19        4.06        3.24        2.26       1.89        1.37
               Principal Window           1 - 360     1 - 360     1 - 360     1 - 360     1 - 359     1 - 359    1 - 356
------------------------------------------------------------------------------------------------------------------------
     B-1       WAL (yrs)                   12.35        9.19        7.22        6.04        4.67       4.11        3.25
               Principal Window           1 - 360     1 - 360     1 - 360     1 - 360     1 - 360     1 - 360    1 - 357
------------------------------------------------------------------------------------------------------------------------
     B-2       WAL (yrs)                   12.35        9.19        7.22        6.04        4.67       4.11        3.25
               Principal Window           1 - 360     1 - 360     1 - 360     1 - 360     1 - 360     1 - 360    1 - 357
------------------------------------------------------------------------------------------------------------------------
     B-3       WAL (yrs)                   12.35        9.19        7.22        6.04        4.67       4.11        3.25
               Principal Window           1 - 360     1 - 360     1 - 360     1 - 360     1 - 360     1 - 360    1 - 357
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 9

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                       Schedule of Effective Net WAC Cap Rates /(1)(2)/

          Class A       Class B-1      Class B-2       Class B-3                Class A     Class B-1      Class B-2     Class B-3
         Effective      Effective      Effective       Effective               Effective    Effective      Effective     Effective
Period    Cap (%)        Cap (%)        Cap (%)         Cap (%)     Period      Cap (%)      Cap (%)        Cap (%)        Cap (%)
------   ---------      ---------      ---------       ---------    ------     ---------    ---------      ---------     ---------
          30/360         30/360          30360           30360                  30/360       30/360          30360         30360

  0         -               -              -               -          25         9.50          9.50           9.50           9.50

  1        3.12           3.40           3.75            4.45         26         9.50          9.50           9.50           9.50

  2        8.50           8.50           8.50            8.50         27         9.50          9.50           9.50           9.50

  3        8.50           8.50           8.50            8.50         28         9.50          9.50           9.50           9.50

  4        8.50           8.50           8.50            8.50         29         9.50          9.50           9.50           9.50

  5        8.50           8.50           8.50            8.50         30         9.50          9.50           9.50           9.50

  6        8.50           8.50           8.50            8.50         31         9.50          9.50           9.50           9.50

  7        8.50           8.50           8.50            8.50         32         9.50          9.50           9.50           9.50

  8        8.50           8.50           8.50            8.50         33         9.50          9.50           9.50           9.50

  9        8.50           8.50           8.50            8.50         34         9.50          9.50           9.50           9.50

  10       8.50           8.50           8.50            8.50         35         9.50          9.50           9.50           9.50

  11       8.50           8.50           8.50            8.50         36         9.50          9.50           9.50           9.50

  12       8.50           8.50           8.50            8.50         37         10.50         10.50          10.50         10.50

  13       8.50           8.50           8.50            8.50         38         10.50         10.50          10.50         10.50

  14       8.50           8.50           8.50            8.50         39         10.50         10.50          10.50         10.50

  15       8.50           8.50           8.50            8.50         40         10.50         10.50          10.50         10.50

  16       8.50           8.50           8.50            8.50         41         10.50         10.50          10.50         10.50

  17       8.50           8.50           8.50            8.50         42         10.50         10.50          10.50         10.50

  18       8.50           8.50           8.50            8.50         43         10.50         10.50          10.50         10.50

  19       8.50           8.50           8.50            8.50         44         10.50         10.50          10.50         10.50

  20       8.50           8.50           8.50            8.50         45         10.50         10.50          10.50         10.50

  21       8.50           8.50           8.50            8.50         46         10.50         10.50          10.50         10.50

  22       8.50           8.50           8.50            8.50         47         10.50         10.50          10.50         10.50

  23       8.50           8.50           8.50            8.50         48         10.50         10.50          10.50         10.50

                                                                    49 and
  24       8.50           8.50           8.50            8.50      thereafter    11.00         11.00          11.00         11.00



1 Beginning in period 2, calculated as (a) Net WAC Cap plus (b) the proceeds from the related Interest Rate Cap divided by the beginning period balances of the related LIBOR Certificates plus (c) any Reserve Fund Deposits from the Class X Certificate divided by the beginning period balances of the related LIBOR Certificates.

2 Run to maturity assuming 100% PPC on the Fixed Rate Loans and 25% CPR on the Adjustable Rate Loans, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------


                                             Interest Rate Cap Schedules


                                              Class A Interest Rate Cap
----------------------------------------------------------------------------------------------------------------------
                 Class A                                                    Class A
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                Balance ($)                                                 Notional
                                                                           Balance ($)
    1          5,877,819.00       10.000%        10.000%        48        1,719,748.62       7.767%         10.230%
    2          5,742,436.37        5.100%        8.230%         49        1,678,445.86       7.767%         10.730%
    3          5,608,111.03        5.140%        8.230%         50        1,638,128.12       7.767%         10.730%
    4          5,474,828.23        5.205%        8.230%         51        1,598,772.00       7.767%         10.730%
    5          5,342,569.52        5.393%        8.230%         52        1,560,354.70       7.768%         10.730%
    6          5,211,375.69        5.427%        8.230%         53        1,522,853.91       7.769%         10.730%
    7          5,081,240.75        5.461%        8.230%         54        1,486,236.97       7.771%         10.730%
    8          4,952,197.99        5.473%        8.230%         55        1,450,494.49       7.775%         10.730%
    9          4,824,306.60        5.476%        8.230%         56        1,415,605.33       7.783%         10.730%
    10         4,697,906.72        5.503%        8.230%         57        1,381,548.92       8.245%         10.730%
    11         4,574,285.05        5.581%        8.230%         58        1,348,255.90       8.578%         10.730%
    12         4,453,557.63        5.581%        8.230%         59        1,315,760.27       8.763%         10.730%
    13         4,335,698.53        5.581%        8.230%         60        1,284,030.33       8.787%         10.730%
    14         4,220,639.97        5.581%        8.230%         61        1,253,059.63       8.791%         10.730%
    15         4,108,315.73        5.582%        8.230%         62        1,222,828.93       8.791%         10.730%
    16         3,998,661.37        5.610%        8.230%         63        1,193,321.01       8.791%         10.730%
    17         3,891,613.71        5.664%        8.230%         64        1,164,518.68       8.791%         10.730%
    18         3,787,112.95        5.664%        8.230%         65        1,136,405.18       8.792%         10.730%
    19         3,685,096.85        5.664%        8.230%         66        1,108,964.12       8.794%         10.730%
    20         3,585,506.69        5.664%        8.230%         67        1,082,179.85       8.794%         10.730%
    21         3,488,285.11        5.670%        8.230%         68        1,056,036.42       8.794%         10.730%
    22         3,393,378.29        5.697%        8.230%         69        1,030,518.58       8.794%         10.730%
    23         3,300,726.40        5.751%        8.230%         70        1,005,611.48       8.795%         10.730%
    24         3,210,280.48        5.751%        8.230%         71         981,300.03        8.795%         10.730%
    25         3,121,986.90        5.751%        9.230%         72         957,570.61        8.795%         10.730%
    26         3,035,794.76        5.751%        9.230%         73         934,409.40        8.795%         10.730%
    27         2,951,654.38        5.754%        9.230%         74         911,802.85        8.796%         10.730%
    28         2,869,517.75        5.782%        9.230%         75         889,737.78        8.799%         10.730%
    29         2,789,336.87        5.836%        9.230%         76         868,201.80        8.799%         10.730%
    30         2,711,066.61        5.839%        9.230%         77         847,181.81        8.799%         10.730%
    31         2,634,661.72        5.843%        9.230%         78         826,665.52        8.800%         10.730%
    32         2,565,954.63        5.870%        9.230%         79         806,641.05        8.802%         10.730%
    33         2,498,951.45        6.249%        9.230%         80         787,096.43        8.804%         10.730%
    34         2,433,510.06        6.562%        9.230%         81         768,020.21        9.018%         10.730%
    35         2,369,665.70        7.659%        9.230%         82         749,379.37        9.055%         10.730%
    36         2,307,263.21        7.681%        9.230%         83         731,183.96        9.233%         10.730%
    37         2,246,413.82        7.681%        10.230%        84         713,410.26        9.248%         10.730%
    38         2,192,542.82        7.681%        10.230%        85         696,063.51        9.248%         10.730%
    39         2,139,955.34        7.745%        10.230%        86         679,133.54        9.249%         10.730%
    40         2,088,634.84        7.752%        10.230%        87         662,610.42        9.249%         10.730%
    41         2,038,537.09        7.757%        10.230%        88         646,484.43        9.250%         10.730%
    42         1,989,634.08        7.757%        10.230%        89         630,746.11        9.250%         10.730%
    43         1,941,896.45        7.758%        10.230%        90         615,386.22        9.251%         10.730%
    44         1,895,296.55        7.759%        10.230%        91         600,395.72        9.251%         10.730%
    45         1,849,807.40        7.765%        10.230%        92         585,765.81        9.252%         10.730%
    46         1,805,404.43        7.766%        10.230%        93         571,487.88        9.252%         10.730%
    47         1,762,060.33        7.767%        10.230%        94         557,553.52        9.253%         10.730%



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                        Class A Interest Rate Cap (Continued)
----------------------------------------------------------------------------------------------------------------------
                 Class A                                                    Class A
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                 Balance(S)                                                 Notional
                                                                           Balance ($)
    95          543,954.55         9.253%        10.730%        141        170,581.56        9.608%         10.730%
    96          530,682.95         9.254%        10.730%        142        166,229.52        9.610%         10.730%
    97          517,730.92         9.254%        10.730%        143        161,985.14        9.612%         10.730%
    98          505,090.81         9.255%        10.730%        144        157,845.79        9.614%         10.730%
    99          492,755.18         9.255%        10.730%        145        153,808.94        9.617%         10.730%
   100          480,716.77         9.256%        10.730%        146        149,872.08        9.619%         10.730%
   101          468,968.46         9.257%        10.730%        147        146,032.79        9.621%         10.730%
   102          457,503.34         9.257%        10.730%        148        142,288.71        9.623%         10.730%
   103          446,314.63         9.258%        10.730%        149        138,637.50        9.625%         10.730%
   104          435,395.73         9.259%        10.730%        150        135,076.91        9.628%         10.730%
   105          424,740.19         9.259%        10.730%        151        131,604.75        9.630%         10.730%
   106          414,341.72         9.260%        10.730%        152        128,218.85        9.632%         10.730%
   107          404,193.18         9.261%        10.730%        153        124,917.11        9.635%         10.730%
   108          394,289.60         9.261%        10.730%        154        121,697.49        9.637%         10.730%
   109          384,625.12         9.262%        10.730%        155        118,557.98        9.640%         10.730%
   110          375,194.02         9.263%        10.730%        156        115,496.64        9.642%         10.730%
   111          365,990.73         9.266%        10.730%        157        112,511.55        9.644%         10.730%
   112          357,009.77         9.267%        10.730%        158        109,600.86        9.647%         10.730%
   113          348,245.71         9.268%        10.730%        159        106,762.75        9.650%         10.730%
   114          339,693.50         9.268%        10.730%        160        103,995.45        9.652%         10.730%
   115          331,337.06         9.269%        10.730%        161        101,297.23        9.655%         10.730%
   116          323,182.47         9.270%        10.730%        162        98,666.41         9.657%         10.730%
   117          315,223.79         9.287%        10.730%        163        96,101.33         9.660%         10.730%
   118          307,430.82         9.290%        10.730%        164        93,600.40         9.663%         10.730%
   119          299,755.07         9.568%        10.730%        165        91,162.04         9.666%         10.730%
   120          292,227.84         9.570%        10.730%        166        88,784.73         9.668%         10.730%
   121          284,882.03         9.572%        10.730%        167        86,466.97         9.671%         10.730%
   122          277,716.35         9.573%        10.730%        168        84,207.30         9.674%         10.730%
   123          270,726.45         9.575%        10.730%        169        82,004.30         9.677%         10.730%
   124          263,908.07         9.577%        10.730%        170        79,856.59         9.680%         10.730%
   125          257,257.07         9.578%        10.730%        171        77,762.80         9.683%         10.730%
   126          250,769.41         9.580%        10.730%        172        75,721.63         9.686%         10.730%
   127          244,441.13         9.582%        10.730%        173        73,731.77         9.689%         10.730%
   128          238,268.39         9.583%        10.730%        174        71,791.97         9.692%         10.730%
   129          232,247.43         9.585%        10.730%        175        69,902.89         9.695%         10.730%
   130          226,374.56         9.587%        10.730%        176        68,061.36         9.698%         10.730%
   131          220,646.22         9.589%        10.730%        177        66,270.91         9.701%         10.730%
   132          215,058.89         9.591%        10.730%        178        64,555.26         9.701%         10.730%
   133          209,609.16         9.592%        10.730%        179        62,885.58         9.702%         10.730%
   134          204,293.71         9.594%        10.730%        180        61,259.96         9.702%         10.730%
   135          199,109.28         9.596%        10.730%        181        59,675.59         9.702%         10.730%
   136          194,052.69         9.598%        10.730%        182        58,130.66         9.702%         10.730%
   137          189,120.86         9.600%        10.730%        183        56,624.21         9.702%         10.730%
   138          184,310.74         9.602%        10.730%        184        55,155.30         9.703%         10.730%
   139          179,619.39         9.604%        10.730%        185        53,723.02         9.703%         10.730%
   140          175,043.94         9.606%        10.730%        186           --               --              --



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                             Class B-1 Interest Rate Cap
----------------------------------------------------------------------------------------------------------------------
                Class B-1                                                  Class B-1
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                Balance(S)                                                  Notional
                                                                          Balance ($)
    1           284,160.00        10.000%        10.000%        48         199,777.32        7.487%         9.950%
    2           284,060.99         4.820%        7.950%         49         194,979.32        7.487%         10.450%
    3           283,960.98         4.860%        7.950%         50         190,295.75        7.487%         10.450%
    4           283,859.90         4.925%        7.950%         51         185,723.88        7.487%         10.450%
    5           283,757.83         5.113%        7.950%         52         181,261.07        7.488%         10.450%
    6           283,655.40         5.147%        7.950%         53         176,904.74        7.489%         10.450%
    7           283,552.11         5.181%        7.950%         54         172,651.07        7.491%         10.450%
    8           283,448.05         5.193%        7.950%         55         168,498.99        7.495%         10.450%
    9           283,343.30         5.196%        7.950%         56         164,446.03        7.503%         10.450%
    10          283,237.96         5.223%        7.950%         57         160,489.82        7.965%         10.450%
    11          283,132.05         5.301%        7.950%         58         156,622.28        8.298%         10.450%
    12          283,025.74         5.301%        7.950%         59         152,847.37        8.483%         10.450%
    13          282,918.84         5.301%        7.950%         60         149,161.42        8.507%         10.450%
    14          282,811.36         5.301%        7.950%         61         145,563.66        8.511%         10.450%
    15          282,703.29         5.302%        7.950%         62         142,051.86        8.511%         10.450%
    16          282,594.63         5.330%        7.950%         63         138,624.02        8.511%         10.450%
    17          282,485.39         5.384%        7.950%         64         135,278.16        8.511%         10.450%
    18          282,375.70         5.384%        7.950%         65         132,012.31        8.512%         10.450%
    19          282,265.40         5.384%        7.950%         66         128,824.57        8.514%         10.450%
    20          282,154.50         5.384%        7.950%         67         125,713.14        8.514%         10.450%
    21          282,042.99         5.390%        7.950%         68         122,676.14        8.514%         10.450%
    22          281,931.04         5.417%        7.950%         69         119,711.82        8.514%         10.450%
    23          281,818.24         5.471%        7.950%         70         116,818.45        8.515%         10.450%
    24          281,704.94         5.471%        7.950%         71         113,994.27        8.515%         10.450%
    25          281,591.02         5.471%        8.950%         72         111,237.71        8.515%         10.450%
    26          281,476.47         5.471%        8.950%         73         108,547.15        8.515%         10.450%
    27          281,361.29         5.474%        8.950%         74         105,921.02        8.516%         10.450%
    28          281,245.53         5.502%        8.950%         75         103,357.80        8.519%         10.450%
    29          281,129.12         5.556%        8.950%         76         100,856.04        8.519%         10.450%
    30          281,012.18         5.559%        8.950%         77         98,414.22         8.519%         10.450%
    31          280,894.71         5.563%        8.950%         78         96,030.91         8.520%         10.450%
    32          277,486.36         5.590%        8.950%         79         93,704.73         8.522%         10.450%
    33          274,118.73         5.969%        8.950%         80         91,434.30         8.524%         10.450%
    34          270,780.11         6.282%        8.950%         81         89,218.28         8.738%         10.450%
    35          267,478.06         7.379%        8.950%         82         87,052.84         8.775%         10.450%
    36          264,198.70         7.401%        8.950%         83         84,939.14         8.953%         10.450%
    37          260,958.22         7.401%        9.950%         84         82,874.43         8.968%         10.450%
    38          254,700.21         7.401%        9.950%         85         80,859.32         8.968%         10.450%
    39          248,591.30         7.465%        9.950%         86         78,892.62         8.969%         10.450%
    40          242,629.57         7.472%        9.950%         87         76,973.19         8.969%         10.450%
    41          236,809.89         7.477%        9.950%         88         75,099.89         8.970%         10.450%
    42          231,128.99         7.477%        9.950%         89         73,271.62         8.970%         10.450%
    43          225,583.47         7.478%        9.950%         90         71,487.31         8.971%         10.450%
    44          220,170.12         7.479%        9.950%         91         69,745.92         8.971%         10.450%
    45          214,885.81         7.485%        9.950%         92         68,046.41         8.972%         10.450%
    46          209,727.66         7.486%        9.950%         93         66,387.79         8.972%         10.450%
    47          204,692.53         7.487%        9.950%         94         64,769.09         8.973%         10.450%



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                       Class B-1 Interest Rate Cap (Continued)
----------------------------------------------------------------------------------------------------------------------
                Class B-1                                                  Class B-1
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                Balance(S)                                                  Notional
                                                                          Balance ($)
    95          63,189.34          8.973%        10.450%        141        19,815.88         9.328%         10.450%
    96          61,647.63          8.974%        10.450%        142        19,310.32         9.330%         10.450%
    97          60,143.03          8.974%        10.450%        143        18,817.26         9.332%         10.450%
    98          58,674.67          8.975%        10.450%        144        18,336.41         9.334%         10.450%
    99          57,241.69          8.975%        10.450%        145        17,867.46         9.337%         10.450%
   100          55,843.22          8.976%        10.450%        146        17,410.13         9.339%         10.450%
   101          54,478.46          8.977%        10.450%        147        16,964.13         9.341%         10.450%
   102          53,146.60          8.977%        10.450%        148        16,529.19         9.343%         10.450%
   103          51,846.85          8.978%        10.450%        149        16,105.04         9.345%         10.450%
   104          50,578.43          8.979%        10.450%        150        15,691.42         9.348%         10.450%
   105          49,340.62          8.979%        10.450%        151        15,288.07         9.350%         10.450%
   106          48,132.66          8.980%        10.450%        152        14,894.75         9.352%         10.450%
   107          46,953.74          8.981%        10.450%        153        14,511.19         9.355%         10.450%
   108          45,803.27          8.981%        10.450%        154        14,137.18         9.357%         10.450%
   109          44,680.59          8.982%        10.450%        155        13,772.48         9.360%         10.450%
   110          43,585.01          8.983%        10.450%        156        13,416.85         9.362%         10.450%
   111          42,515.89          8.986%        10.450%        157        13,070.08         9.364%         10.450%
   112          41,472.60          8.987%        10.450%        158        12,731.96         9.367%         10.450%
   113          40,454.51          8.988%        10.450%        159        12,402.26         9.370%         10.450%
   114          39,461.03          8.988%        10.450%        160        12,080.80         9.372%         10.450%
   115          38,490.29          8.989%        10.450%        161        11,767.35         9.375%         10.450%
   116          37,543.00          8.990%        10.450%        162        11,461.74         9.377%         10.450%
   117          36,618.47          9.007%        10.450%        163        11,163.76         9.380%         10.450%
   118          35,713.19          9.010%        10.450%        164        10,873.24         9.383%         10.450%
   119          34,821.52          9.288%        10.450%        165        10,589.98         9.386%         10.450%
   120          33,947.11          9.290%        10.450%        166        10,313.82         9.388%         10.450%
   121          33,093.77          9.292%        10.450%        167        10,044.57         9.391%         10.450%
   122          32,261.36          9.293%        10.450%        168         9,782.07         9.394%         10.450%
   123          31,449.37          9.295%        10.450%        169         9,526.16         9.397%         10.450%
   124          30,657.30          9.297%        10.450%        170         9,276.67         9.400%         10.450%
   125          29,884.67          9.298%        10.450%        171         9,033.44         9.403%         10.450%
   126          29,131.03          9.300%        10.450%        172         8,796.32         9.406%         10.450%
   127          28,395.89          9.302%        10.450%        173         8,565.17         9.409%         10.450%
   128          27,678.83          9.303%        10.450%        174         8,339.83         9.412%         10.450%
   129          26,979.39          9.305%        10.450%        175         8,120.38         9.415%         10.450%
   130          26,297.16          9.307%        10.450%        176         7,906.46         9.418%         10.450%
   131          25,631.72          9.309%        10.450%        177         7,698.47         9.421%         10.450%
   132          24,982.66          9.311%        10.450%        178         7,499.16         9.421%         10.450%
   133          24,349.58          9.312%        10.450%        179         7,305.20         9.422%         10.450%
   134          23,732.10          9.314%        10.450%        180         7,116.36         9.422%         10.450%
   135          23,129.84          9.316%        10.450%        181         6,932.31         9.422%         10.450%
   136          22,542.44          9.318%        10.450%        182         6,752.84         9.422%         10.450%
   137          21,969.52          9.320%        10.450%        183         6,577.84         9.422%         10.450%
   138          21,410.75          9.322%        10.450%        184         6,407.20         9.423%         10.450%
   139          20,865.77          9.324%        10.450%        185         6,240.82         9.423%         10.450%
   140          20,334.26          9.326%        10.450%        186            --              --              --



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                             Class B-2 Interest Rate Cap
----------------------------------------------------------------------------------------------------------------------
                Class B-2                                                  Class B-2
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                Balance(S)                                                  Notional
                                                                          Balance ($)
    1           76,620.00         10.000%        10.000%        48         53,867.32         7.137%         9.600%
    2           76,593.30          4.470%        7.600%         49         52,573.60         7.137%         10.100%
    3           76,566.34          4.510%        7.600%         50         51,310.74         7.137%         10.100%
    4           76,539.08          4.575%        7.600%         51         50,078.00         7.137%         10.100%
    5           76,511.56          4.763%        7.600%         52         48,874.66         7.138%         10.100%
    6           76,483.94          4.797%        7.600%         53         47,700.03         7.139%         10.100%
    7           76,456.09          4.831%        7.600%         54         46,553.09         7.141%         10.100%
    8           76,428.03          4.843%        7.600%         55         45,433.53         7.145%         10.100%
    9           76,399.79          4.846%        7.600%         56         44,340.71         7.153%         10.100%
    10          76,371.39          4.873%        7.600%         57         43,273.96         7.615%         10.100%
    11          76,342.83          4.951%        7.600%         58         42,231.13         7.948%         10.100%
    12          76,314.16          4.951%        7.600%         59         41,213.28         8.133%         10.100%
    13          76,285.34          4.951%        7.600%         60         40,219.41         8.157%         10.100%
    14          76,256.36          4.951%        7.600%         61         39,249.32         8.161%         10.100%
    15          76,227.22          4.952%        7.600%         62         38,302.41         8.161%         10.100%
    16          76,197.92          4.980%        7.600%         63         37,378.14         8.161%         10.100%
    17          76,168.46          5.034%        7.600%         64         36,475.97         8.161%         10.100%
    18          76,138.89          5.034%        7.600%         65         35,595.38         8.162%         10.100%
    19          76,109.15          5.034%        7.600%         66         34,735.85         8.164%         10.100%
    20          76,079.24          5.034%        7.600%         67         33,896.89         8.164%         10.100%
    21          76,049.18          5.040%        7.600%         68         33,078.01         8.164%         10.100%
    22          76,018.99          5.067%        7.600%         69         32,278.72         8.164%         10.100%
    23          75,988.58          5.121%        7.600%         70         31,498.56         8.165%         10.100%
    24          75,958.03          5.121%        7.600%         71         30,737.05         8.165%         10.100%
    25          75,927.31          5.121%        8.600%         72         29,993.78         8.165%         10.100%
    26          75,896.42          5.121%        8.600%         73         29,268.31         8.165%         10.100%
    27          75,865.37          5.124%        8.600%         74         28,560.21         8.166%         10.100%
    28          75,834.15          5.152%        8.600%         75         27,869.07         8.169%         10.100%
    29          75,802.76          5.206%        8.600%         76         27,194.50         8.169%         10.100%
    30          75,771.23          5.209%        8.600%         77         26,536.10         8.169%         10.100%
    31          75,739.56          5.213%        8.600%         78         25,893.47         8.170%         10.100%
    32          74,820.54          5.240%        8.600%         79         25,266.25         8.172%         10.100%
    33          73,912.50          5.619%        8.600%         80         24,654.06         8.174%         10.100%
    34          73,012.29          5.932%        8.600%         81         24,056.53         8.388%         10.100%
    35          72,121.93          7.029%        8.600%         82         23,472.65         8.425%         10.100%
    36          71,237.70          7.051%        8.600%         83         22,902.72         8.603%         10.100%
    37          70,363.94          7.051%        9.600%         84         22,346.00         8.618%         10.100%
    38          68,676.56          7.051%        9.600%         85         21,802.65         8.618%         10.100%
    39          67,029.37          7.115%        9.600%         86         21,272.36         8.619%         10.100%
    40          65,421.87          7.122%        9.600%         87         20,754.81         8.619%         10.100%
    41          63,852.67          7.127%        9.600%         88         20,249.70         8.620%         10.100%
    42          62,320.89          7.127%        9.600%         89         19,756.73         8.620%         10.100%
    43          60,825.61          7.128%        9.600%         90         19,275.61         8.621%         10.100%
    44          59,365.97          7.129%        9.600%         91         18,806.07         8.621%         10.100%
    45          57,941.13          7.135%        9.600%         92         18,347.82         8.622%         10.100%
    46          56,550.30          7.136%        9.600%         93         17,900.59         8.622%         10.100%
    47          55,192.64          7.137%        9.600%         94         17,464.13         8.623%         10.100%



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                       Class B-2 Interest Rate Cap (Continued)
----------------------------------------------------------------------------------------------------------------------
                Class B-2                                                  Class B-2
              Interest Rate                                              Interest Rate
  Period       Cap Notional       Strike %      Ceiling %     Period          Cap           Strike %       Ceiling %
                Balance(S)                                                  Notional
                                                                          Balance ($)
    95          17,038.17          8.623%        10.100%        141         5,343.09         8.978%         10.100%
    96          16,622.47          8.624%        10.100%        142         5,206.77         8.980%         10.100%
    97          16,216.78          8.624%        10.100%        143         5,073.83         8.982%         10.100%
    98          15,820.85          8.625%        10.100%        144         4,944.17         8.984%         10.100%
    99          15,434.47          8.625%        10.100%        145         4,817.72         8.987%         10.100%
   100          15,057.39          8.626%        10.100%        146         4,694.41         8.989%         10.100%
   101          14,689.40          8.627%        10.100%        147         4,574.15         8.991%         10.100%
   102          14,330.28          8.627%        10.100%        148         4,456.88         8.993%         10.100%
   103          13,979.82          8.628%        10.100%        149         4,342.51         8.995%         10.100%
   104          13,637.81          8.629%        10.100%        150         4,230.99         8.998%         10.100%
   105          13,304.05          8.629%        10.100%        151         4,122.23         9.000%         10.100%
   106          12,978.34          8.630%        10.100%        152         4,016.17         9.002%         10.100%
   107          12,660.46          8.631%        10.100%        153         3,912.75         9.005%         10.100%
   108          12,350.25          8.631%        10.100%        154         3,811.90         9.007%         10.100%
   109          12,047.53          8.632%        10.100%        155         3,713.57         9.010%         10.100%
   110          11,752.12          8.633%        10.100%        156         3,617.68         9.012%         10.100%
   111          11,463.85          8.636%        10.100%        157         3,524.18         9.014%         10.100%
   112          11,182.54          8.637%        10.100%        158         3,433.00         9.017%         10.100%
   113          10,908.03          8.638%        10.100%        159         3,344.11         9.020%         10.100%
   114          10,640.15          8.638%        10.100%        160         3,257.43         9.022%         10.100%
   115          10,378.40          8.639%        10.100%        161         3,172.91         9.025%         10.100%
   116          10,122.98          8.640%        10.100%        162         3,090.51         9.027%         10.100%
   117           9,873.69          8.657%        10.100%        163         3,010.16         9.030%         10.100%
   118           9,629.59          8.660%        10.100%        164         2,931.83         9.033%         10.100%
   119           9,389.16          8.938%        10.100%        165         2,855.45         9.036%         10.100%
   120           9,153.39          8.940%        10.100%        166         2,780.99         9.038%         10.100%
   121           8,923.30          8.942%        10.100%        167         2,708.39         9.041%         10.100%
   122           8,698.85          8.943%        10.100%        168         2,637.61         9.044%         10.100%
   123           8,479.91          8.945%        10.100%        169         2,568.60         9.047%         10.100%
   124           8,266.34          8.947%        10.100%        170         2,501.33         9.050%         10.100%
   125           8,058.01          8.948%        10.100%        171         2,435.75         9.053%         10.100%
   126           7,854.80          8.950%        10.100%        172         2,371.81         9.056%         10.100%
   127           7,656.58          8.952%        10.100%        173         2,309.48         9.059%         10.100%
   128           7,463.23          8.953%        10.100%        174         2,248.72         9.062%         10.100%
   129           7,274.64          8.955%        10.100%        175         2,189.55         9.065%         10.100%
   130           7,090.68          8.957%        10.100%        176         2,131.87         9.068%         10.100%
   131           6,911.25          8.959%        10.100%        177         2,075.79         9.071%         10.100%
   132           6,736.24          8.961%        10.100%        178         2,022.05         9.071%         10.100%
   133           6,565.54          8.962%        10.100%        179         1,969.75         9.072%         10.100%
   134           6,399.05          8.964%        10.100%        180         1,918.83         9.072%         10.100%
   135           6,236.66          8.966%        10.100%        181         1,869.21         9.072%         10.100%
   136           6,078.27          8.968%        10.100%        182         1,820.81         9.072%         10.100%
   137           5,923.79          8.970%        10.100%        183         1,773.63         9.072%         10.100%
   138           5,773.13          8.972%        10.100%        184         1,727.62         9.073%         10.100%
   139           5,626.18          8.974%        10.100%        185         1,682.75         9.073%         10.100%
   140           5,482.86          8.976%        10.100%        186            --              --              --



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                             Class B-3 Interest Rate Cap
----------------------------------------------------------------------------------------------------------------------
              Class B-3                                                  Class B-3
            Interest Rate                                              Interest Rate
 Period     Cap Notional       Strike %      Ceiling %     Period           Cap           Strike %       Ceiling %
              Balance(S)                                                 Notional
                                                                        Balance ($)
    1         44,700.00        10.000%        10.000%         48         31,426.12         6.437%         8.900%
    2         44,684.42         3.770%         6.900%         49         30,671.37         6.437%         9.400%
    3         44,668.69         3.810%         6.900%         50         29,934.61         6.437%         9.400%
    4         44,652.79         3.875%         6.900%         51         29,215.43         6.437%         9.400%
    5         44,636.74         4.063%         6.900%         52         28,513.41         6.438%         9.400%
    6         44,620.62         4.097%         6.900%         53         27,828.13         6.439%         9.400%
    7         44,604.38         4.131%         6.900%         54         27,159.00         6.441%         9.400%
    8         44,588.01         4.143%         6.900%         55         26,505.86         6.445%         9.400%
    9         44,571.53         4.146%         6.900%         56         25,868.31         6.453%         9.400%
   10         44,554.96         4.173%         6.900%         57         25,245.97         6.915%         9.400%
   11         44,538.30         4.251%         6.900%         58         24,637.58         7.248%         9.400%
   12         44,521.57         4.251%         6.900%         59         24,043.77         7.433%         9.400%
   13         44,504.76         4.251%         6.900%         60         23,463.95         7.457%         9.400%
   14         44,487.85         4.251%         6.900%         61         22,898.00         7.461%         9.400%
   15         44,470.85         4.252%         6.900%         62         22,345.57         7.461%         9.400%
   16         44,453.76         4.280%         6.900%         63         21,806.36         7.461%         9.400%
   17         44,436.57         4.334%         6.900%         64         21,280.03         7.461%         9.400%
   18         44,419.32         4.334%         6.900%         65         20,766.29         7.462%         9.400%
   19         44,401.97         4.334%         6.900%         66         20,264.85         7.464%         9.400%
   20         44,384.52         4.334%         6.900%         67         19,775.40         7.464%         9.400%
   21         44,366.98         4.340%         6.900%         68         19,297.66         7.464%         9.400%
   22         44,349.37         4.367%         6.900%         69         18,831.36         7.464%         9.400%
   23         44,331.63         4.421%         6.900%         70         18,376.21         7.465%         9.400%
   24         44,313.81         4.421%         6.900%         71         17,931.95         7.465%         9.400%
   25         44,295.88         4.421%         7.900%         72         17,498.33         7.465%         9.400%
   26         44,277.87         4.421%         7.900%         73         17,075.09         7.465%         9.400%
   27         44,259.75         4.424%         7.900%         74         16,661.99         7.466%         9.400%
   28         44,241.54         4.452%         7.900%         75         16,258.78         7.469%         9.400%
   29         44,223.23         4.506%         7.900%         76         15,865.23         7.469%         9.400%
   30         44,204.83         4.509%         7.900%         77         15,481.12         7.469%         9.400%
   31         44,186.35         4.513%         7.900%         78         15,106.21         7.470%         9.400%
   32         43,650.20         4.540%         7.900%         79         14,740.29         7.472%         9.400%
   33         43,120.45         4.919%         7.900%         80         14,383.14         7.474%         9.400%
   34         42,595.27         5.232%         7.900%         81         14,034.55         7.688%         9.400%
   35         42,075.83         6.329%         7.900%         82         13,693.91         7.725%         9.400%
   36         41,559.97         6.351%         7.900%         83         13,361.41         7.903%         9.400%
   37         41,050.23         6.351%         8.900%         84         13,036.62         7.918%         9.400%
   38         40,065.81         6.351%         8.900%         85         12,719.64         7.918%         9.400%
   39         39,104.84         6.415%         8.900%         86         12,410.26         7.919%         9.400%
   40         38,167.03         6.422%         8.900%         87         12,108.32         7.919%         9.400%
   41         37,251.56         6.427%         8.900%         88         11,813.64         7.920%         9.400%
   42         36,357.92         6.427%         8.900%         89         11,526.05         7.920%         9.400%
   43         35,485.58         6.428%         8.900%         90         11,245.37         7.921%         9.400%
   44         34,634.03         6.429%         8.900%         91         10,971.43         7.921%         9.400%
   45         33,802.77         6.435%         8.900%         92         10,704.09         7.922%         9.400%
   46         32,991.37         6.436%         8.900%         93         10,443.18         7.922%         9.400%
   47         32,199.31         6.437%         8.900%         94         10,188.55         7.923%         9.400%



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------



                                       Class B-3 Interest Rate Cap (Continued)
----------------------------------------------------------------------------------------------------------------------
              Class B-3                                                  Class B-3
            Interest Rate                                              Interest Rate
 Period     Cap Notional       Strike %      Ceiling %     Period           Cap           Strike %       Ceiling %
              Balance(S)                                                 Notional
                                                                        Balance ($)
    95        9,940.05          7.923%         9.400%         141         3,117.15         8.278%         9.400%
    96        9,697.53          7.924%         9.400%         142         3,037.62         8.280%         9.400%
    97        9,460.84          7.924%         9.400%         143         2,960.06         8.282%         9.400%
    98        9,229.86          7.925%         9.400%         144         2,884.42         8.284%         9.400%
    99        9,004.45          7.925%         9.400%         145         2,810.65         8.287%         9.400%
   100        8,784.46          7.926%         9.400%         146         2,738.71         8.289%         9.400%
   101        8,569.78          7.927%         9.400%         147         2,668.56         8.291%         9.400%
   102        8,360.27          7.927%         9.400%         148         2,600.14         8.293%         9.400%
   103        8,155.81          7.928%         9.400%         149         2,533.42         8.295%         9.400%
   104        7,956.28          7.929%         9.400%         150         2,468.35         8.298%         9.400%
   105        7,761.56          7.929%         9.400%         151         2,404.90         8.300%         9.400%
   106        7,571.54          7.930%         9.400%         152         2,343.03         8.302%         9.400%
   107        7,386.09          7.931%         9.400%         153         2,282.69         8.305%         9.400%
   108        7,205.12          7.931%         9.400%         154         2,223.86         8.307%         9.400%
   109        7,028.51          7.932%         9.400%         155         2,166.49         8.310%         9.400%
   110        6,856.17          7.933%         9.400%         156         2,110.55         8.312%         9.400%
   111        6,687.99          7.936%         9.400%         157         2,056.00         8.314%         9.400%
   112        6,523.88          7.937%         9.400%         158         2,002.81         8.317%         9.400%
   113        6,363.73          7.938%         9.400%         159         1,950.95         8.320%         9.400%
   114        6,207.45          7.938%         9.400%         160         1,900.38         8.322%         9.400%
   115        6,054.74          7.939%         9.400%         161         1,851.07         8.325%         9.400%
   116        5,905.73          7.940%         9.400%         162         1,803.00         8.327%         9.400%
   117        5,760.30          7.957%         9.400%         163         1,756.12         8.330%         9.400%
   118        5,617.89          7.960%         9.400%         164         1,710.42         8.333%         9.400%
   119        5,477.63          8.238%         9.400%         165         1,665.87         8.336%         9.400%
   120        5,340.08          8.240%         9.400%         166         1,622.42         8.338%         9.400%
   121        5,205.84          8.242%         9.400%         167         1,580.07         8.341%         9.400%
   122        5,074.90          8.243%         9.400%         168         1,538.78         8.344%         9.400%
   123        4,947.17          8.245%         9.400%         169         1,498.52         8.347%         9.400%
   124        4,822.57          8.247%         9.400%         170         1,459.27         8.350%         9.400%
   125        4,701.03          8.248%         9.400%         171         1,421.01         8.353%         9.400%
   126        4,582.48          8.250%         9.400%         172         1,383.71         8.356%         9.400%
   127        4,466.84          8.252%         9.400%         173         1,347.35         8.359%         9.400%
   128        4,354.04          8.253%         9.400%         174         1,311.90         8.362%         9.400%
   129        4,244.01          8.255%         9.400%         175         1,277.38         8.365%         9.400%
   130        4,136.69          8.257%         9.400%         176         1,243.73         8.368%         9.400%
   131        4,032.02          8.259%         9.400%         177         1,211.01         8.371%         9.400%
   132        3,929.92          8.261%         9.400%         178         1,179.66         8.371%         9.400%
   133        3,830.33          8.262%         9.400%         179         1,149.15         8.372%         9.400%
   134        3,733.20          8.264%         9.400%         180         1,119.44         8.372%         9.400%
   135        3,638.46          8.266%         9.400%         181         1,090.49         8.372%         9.400%
   136        3,546.06          8.268%         9.400%         182         1,062.26         8.372%         9.400%
   137        3,455.93          8.270%         9.400%         183         1,034.73         8.372%         9.400%
   138        3,368.03          8.272%         9.400%         184         1,007.89         8.373%         9.400%
   139        3,282.31          8.274%         9.400%         185           981.72         8.373%         9.400%
   140        3,198.70          8.276%         9.400%         186            --              --             --



------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
                                                COLLATERAL STATISTICS
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF THE TOTAL COLLATERAL
---------------------------------------------------------------------------------------------------------------
                                                 Collateral Summary
---------------------------------------------------------------------------------------------------------------
Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, which is determined at origination).

                                                          Summary Statistics         Range (if applicable)
                                                          ------------------         ---------------------

Number of Mortgage Loans:                                           1,532


Aggregate Current Principal Balance:                             $638,547,550         $24,142 - 2,000,000

Average Current Principal Balance:                                 $416,806

Aggregate Original Principal Balance:                            $639,777,469         $24,300 - 2,000,000

Average Original Principal Balance:                                $417,609


Fully Amortizing Mortgage Loans:                                   21.26 %

Interest Only Loans:                                                78.74%


1st Lien:                                                          100.00%

Wtd. Avg. Gross Coupon:                                             5.549%              3.250% - 9.625%

Wtd. Avg. Original Term (months):                                    351                   180 - 360

Wtd. Avg. Remaining Term (months):                                   347                   173 - 360

Wtd. Avg. Remaining IO Term (months):1                                76                    20 - 120

Wtd. Avg. Margin for Adjustable Loans:                              2.237%              0.750% - 4.375%

Wtd. Avg. Maximum Mortgage Rate for Adjustable Loans:              11.261%              8.500% - 18.000%

Wtd. Avg. Minimum Mortgage Rate for Adjustable Loans:               2.238%              0.750% - 4.375%

Wtd. Avg. Original LTV:                                             72.70%             19.46% -- 100.00%

Wtd. Avg. Borrower FICO:                                             711                   524 - 822

Geographic Distribution (Top 5):                         CA         53.92%
                                                         FL         4.87%
                                                         NY         4.34%
                                                         VA         3.67%
                                                         CO         2.65%
---------------------------------------------------------------------------------------------------------------

1 Includes Interest-Only Loans only




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                                 Product Type
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                   % OF                            AVERAGE
                                 NUMBER OF          TOTAL         TOTAL       WEIGHTED             ORIGINAL
                                 MORTGAGE          CURRENT       CURRENT      AVERAGE     FICO     SUBJECT
PRODUCT TYPE                       LOANS         BALANCE ($)     BALANCE     COUPON (%)  SCORE     LTV (%)
-----------------------------------------------------------------------------------------------------------
1-Month Arms                        46          29,096,248.11      4.56        4.894      692       71.88
6-Month Arms                        162         63,215,668.37      9.90        4.662      711       72.96
2-Year Arms                          1             953,087.11      0.15        7.000      692       75.00
3-Year Arms                         458        199,197,564.93     31.20        5.318      710       74.56
5-Year Arms                         339        119,172,863.95     18.66        5.743      706       75.85
7-Year Arms                         136         51,780,057.70      8.11        5.727      706       72.17
10-Year Arms                        91          31,013,366.19      4.86        5.772      732       70.72
Fixed 15 Year                       63          32,765,220.54      5.13        5.540      741       64.03
Fixed 20 Year                        1             373,324.13      0.06        5.750      675       75.76
Fixed 30 Year                       235        110,980,148.79     17.38        6.277      711       69.37
-----------------------------------------------------------------------------------------------------------
Total:                             1,532       638,547,549.82     100.00       5.549      711       72.70
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                  Index Type
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                   % OF                             AVERAGE
                                 NUMBER OF           TOTAL        TOTAL       WEIGHTED             ORIGINAL
                                  MORTGAGE          CURRENT      CURRENT      AVERAGE     FICO      SUBJECT
INDEX TYPE                         LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE     LTV (%)
-----------------------------------------------------------------------------------------------------------
Fixed Rate                          299         144,118,693.46    22.57        6.108       718       68.17
Treasury - 1 Year                    9           2,358,803.30      0.37        5.696       692       81.74
Libor - 1 Month                      46         29,096,248.11      4.56        4.894       692       71.88
Libor - 6 Month                     724         272,692,278.67    42.71        5.369       711       74.30
Libor - 1 Year                      454         190,281,526.28    29.80        5.483       709       73.85
-----------------------------------------------------------------------------------------------------------
Total:                             1,532        638,547,549.82    100.00       5.549       711       72.70
-----------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                Original Mortgage Loan Principal Balance ($)
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                   % OF                             AVERAGE
ORIGINAL MORTGAGE                NUMBER OF           TOTAL        TOTAL       WEIGHTED             ORIGINAL
LOAN PRINCIPAL                   MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO      SUBJECT
BALANCE ($)                        LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE     LTV (%)
-----------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                    55           4,136,943.05      0.65        5.762       724       69.48
100,000.01 - 200,000.00             296          44,860,867.75      7.03        5.544       711       75.81
200,000.01 - 300,000.00             208          52,500,025.43      8.22        5.450       710       75.53
300,000.01 - 400,000.00             299         108,123,154.04     16.93        5.489       711       75.39
400,000.01 - 500,000.00             295         133,563,668.07     20.92        5.499       715       74.79
500,000.01 - 600,000.00             150          82,277,423.68     12.89        5.594       712       74.28
600,000.01 - 700,000.00              83          53,198,996.30      8.33        5.527       709       71.79
700,000.01 - 800,000.00              34          25,774,376.25      4.04        5.497       716       66.86
800,000.01 - 900,000.00              25          21,342,729.56      3.34        5.555       723       66.57
900,000.01 - 1,000,000.00            36          35,389,827.19      5.54        5.419       717       70.79
1,000,000.01 - 1,500,000.00          33          44,040,494.74      6.90        5.926       701       66.27
1,500,000.01 >=                      18          33,339,043.76      5.22        5.681       690       63.81
-----------------------------------------------------------------------------------------------------------
Total:                            1,532         638,547,549.82    100.00       5.549       711       72.70
-----------------------------------------------------------------------------------------------------------
Minimum: 24,300.00
Maximum: 2,000,000.00
Average: 417,609.31
Total: 639,777,468.79



-----------------------------------------------------------------------------------------------------------
                                  Current Mortgage Loan Principal Balance ($)
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                  % OF                              AVERAGE
CURRENT MORTGAGE                 NUMBER OF           TOTAL        TOTAL      WEIGHTED              ORIGINAL
LOAN                             MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO      SUBJECT
PRINCIPAL BALANCE ($)              LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE     LTV (%)
-----------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   55          4,136,943.05      0.65         5.762       724       69.48
100,000.01 - 200,000.00             297         45,044,231.97     7.05         5.543       711       75.82
200,000.01 - 300,000.00             208         52,500,025.43     8.22         5.450       710       75.53
300,000.01 - 400,000.00             299         108,336,459.25    16.97        5.490       711       75.36
400,000.01 - 500,000.00             294         133,166,998.64    20.85        5.499       715       74.81
500,000.01 - 600,000.00             151         82,877,260.35     12.98        5.600       712       74.32
600,000.01 - 700,000.00             82          52,599,159.63     8.24         5.518       710       71.69
700,000.01 - 800,000.00             34          25,774,376.25     4.04         5.497       716       66.86
800,000.01 - 900,000.00             25          21,342,729.56     3.34         5.555       723       66.57
900,000.01 - 1,000,000.00           36          35,389,827.19     5.54         5.419       717       70.79
1,000,000.01 - 1,500,000.00         33          44,040,494.74     6.90         5.926       701       66.27
1,500,000.01 >=                     18          33,339,043.76     5.22         5.681       690       63.81
-----------------------------------------------------------------------------------------------------------
Total:                             1,532        638,547,549.82   100.00        5.549       711       72.70
-----------------------------------------------------------------------------------------------------------
Minimum: 24,141.87
Maximum: 2,000,000.00
Average: 416,806.49
Total: 638,547,549.82




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                       Remaining Term to Stated Maturity
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                  % OF                              AVERAGE
                                 NUMBER OF           TOTAL        TOTAL      WEIGHTED              ORIGINAL
REMAINING TERM TO                MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
STATED MATURITY                    LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-----------------------------------------------------------------------------------------------------------
171 - 175                           20         10,731,920.09      1.68         5.560       740       64.13
176 - 180                           43         22,033,300.45      3.45         5.530       742       63.99
236 - 240                            1            373,324.13      0.06         5.750       675       75.76
296 - 300                            1             49,609.76      0.01         8.000       602       50.00
316 - 320                            1            285,338.88      0.04         9.625       720       90.00
321 - 325                            1            208,934.17      0.03         8.375       662       90.00
331 - 335                            1            102,103.10      0.02         8.625       765       86.67
336 - 340                            6          1,187,353.06      0.19         8.189       661       88.98
341 - 345                            4            794,031.43      0.12         7.882       670       91.52
346 - 350                           10          2,196,063.05      0.34         5.141       707       75.93
351 - 355                          194         65,465,377.76     10.25         5.284       705       74.59
356 - 360                        1,250        535,120,193.94     83.80         5.570       710       72.90
-----------------------------------------------------------------------------------------------------------
Total:                           1,532        638,547,549.82    100.00         5.549       711       72.70
-----------------------------------------------------------------------------------------------------------
Minimum: 173
Maximum: 360
Weighted Average: 347



-----------------------------------------------------------------------------------------------------------
                                         Mortgage Rates (%)
-----------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                 NUMBER OF           TOTAL     % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
MORTGAGE RATES (%)                 LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-----------------------------------------------------------------------------------------------------------
3.001 - 3.500                        9          2,555,235.51       0.40        3.436          735    74.18
3.501 - 4.000                       26         11,122,471.87       1.74        3.849       728       73.27
4.001 - 4.500                       81         28,292,567.71       4.43        4.403       714       74.26
4.501 - 5.000                      250        107,987,161.90      16.91        4.827       712       73.73
5.001 - 5.500                      441        169,807,960.91      26.59        5.346       714       71.95
5.501 - 6.000                      435        185,628,728.58      29.07        5.806       710       72.66
6.001 - 6.500                      195         97,145,095.02      15.21        6.274       708       71.56
6.501 - 7.000                       59         26,773,016.63       4.19        6.763       704       71.45
7.001 - 7.500                       23          7,039,713.96       1.10        7.257       705       83.48
7.501 - 8.000                        4            278,631.89       0.04        7.841       661       75.12
8.001 - 8.500                        5          1,189,516.09       0.19        8.412       660       91.92
8.501 - 9.000                        2            195,462.39       0.03        8.744       725       87.85
9.001 - 9.500                        1            246,648.48       0.04        9.125       654       94.99
9.501 - 10.000                       1            285,338.88       0.04        9.625       720       90.00
-----------------------------------------------------------------------------------------------------------
Total:                           1,532        638,547,549.82   100.00        5.549       711       72.70
-----------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 9.625%
Weighted Average: 5.549%




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                   Original Loan-to-Value Ratio (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                 NUMBER OF           TOTAL     % OF TOTAL    WEIGHTED              ORIGINAL
ORIGINAL LOAN-TO-                MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
VALUE RATIO (%)                   LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-------------------------------------------------------------------------------------------------------------
<= 30.00                            12           2,849,211.10      0.45        5.608       741       26.49
30.01 - 35.00                       12           2,615,199.30      0.41        5.157       711       33.09
35.01 - 40.00                       14           6,355,936.98      1.00        5.317       724       38.10
40.01 - 45.00                       18           5,452,504.54      0.85        5.071       749       42.68
45.01 - 50.00                       27          11,291,145.10      1.77        5.441       727       48.68
50.01 - 55.00                       29          11,748,064.96      1.84        5.306       726       52.73
55.01 - 60.00                       69          40,480,931.27      6.34        5.708       715       58.26
60.01 - 65.00                      122          77,370,375.25     12.12        5.668       706       63.44
65.01 - 70.00                      155          85,400,371.96     13.37        5.688       701       69.00
70.01 - 75.00                      141          66,594,353.15     10.43        5.604       708       73.79
75.01 - 80.00                      814         299,748,735.69     46.94        5.435       713       79.67
80.01 - 85.00                       14           3,042,456.61      0.48        5.565       712       84.56
85.01 - 90.00                       45          12,026,251.70      1.88        6.165       709       89.82
90.01 - 95.00                       27           6,317,462.60      0.99        6.584       717       94.99
95.01 - 100.00                      33           7,254,549.61      1.14        5.282       740       99.66
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82    100.00        5.549       711       72.70
-------------------------------------------------------------------------------------------------------------
Minimum: 19.46%
Maximum: 100.00%
Weighted Average by Current Balance: 72.70%



-------------------------------------------------------------------------------------------------------------
                                                FICO Score
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                 NUMBER OF           TOTAL     % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
FICO SCORE                         LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-------------------------------------------------------------------------------------------------------------
Below 600                             5             975,649.23     0.15        5.306       571       64.16
601 - 625                            27          12,686,330.38     1.99        5.747       618       70.29
626 - 650                            94          38,483,823.61     6.03        5.562       640       71.13
651 - 675                           234          90,182,663.02    14.12        5.636       665       73.66
676 - 700                           321         147,863,833.81    23.16        5.598       688       73.35
701 - 725                           267         112,674,129.66    17.65        5.534       712       72.22
726 - 750                           214          91,958,403.97    14.40        5.471       737       72.99
751 - 775                           204          79,592,387.61    12.46        5.458       763       74.38
776 - 800                           128          53,295,689.36     8.35        5.584       786       69.27
801 - 825                            38          10,834,639.17     1.70        5.232       809       72.01
-------------------------------------------------------------------------------------------------------------
Total:                            1,532         638,547,549.82   100.00        5.549       711       72.70
-------------------------------------------------------------------------------------------------------------
Minimum: 524
Maximum: 822
Weighted Average: 711




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                      Geographic Distribution by Balance
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
GEOGRAPHIC                       NUMBER OF           TOTAL     % OF TOTAL    WEIGHTED              ORIGINAL
DISTRIBUTION BY                  MORTGAGE           CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
BALANCE                            LOANS          BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-------------------------------------------------------------------------------------------------------------
California                         699         344,326,912.40    53.92         5.532       709       72.41
Florida                             89          31,080,729.06     4.87         5.546       714       72.43
New York                            51          27,742,302.83     4.34         5.752       722       70.57
Virginia                            55          23,428,310.94     3.67         5.315       712       75.74
Colorado                            52          16,925,409.82     2.65         5.639       714       72.26
Maryland                            40          15,418,968.53     2.41         5.388       692       74.43
Arizona                             59          14,895,864.93     2.33         5.559       710       78.90
Nevada                              35          13,939,565.72     2.18         5.931       720       72.73
New Jersey                          39          13,686,068.03     2.14         5.679       711       71.22
Massachusetts                       28          12,867,378.25     2.02         5.866       729       72.85
Other                              385         124,236,039.31    19.46         5.514       713       72.71
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82   100.00         5.549       711       72.70
-------------------------------------------------------------------------------------------------------------
Number of States Represented (including DC): 46



-------------------------------------------------------------------------------------------------------------
                                                   Occupancy
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                 NUMBER OF          TOTAL     % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE          CURRENT      CURRENT      AVERAGE     FICO    SUBJECT LTV
OCCUPANCY                          LOANS         BALANCE ($)    BALANCE    COUPON (%)    SCORE       (%)
-------------------------------------------------------------------------------------------------------------
Primary                           1,305        561,921,843.49    88.00        5.541       710       73.04
Investment                          169         55,457,985.75     8.69        5.681       721       70.78
Second Home                          58         21,167,720.58     3.31        5.418       722       68.54
Total:                            1,532        638,547,549.82   100.00        5.549       711       72.70



-------------------------------------------------------------------------------------------------------------
                                             Documentation Level
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                 NUMBER OF        TOTAL       % OF TOTAL    WEIGHTED              ORIGINAL
DOCUMENTATION                    MORTGAGE        CURRENT        CURRENT      AVERAGE    FICO     SUBJECT LTV
LEVEL                              LOANS       BALANCE ($)      BALANCE    COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
Limited                             733       337,712,245.99     52.89        5.607      706       74.33
Full/Alt                            460       164,632,516.72     25.78        5.294      709       74.32
No Documentation                    178        71,281,054.00     11.16        5.860      723       65.22
Lite                                106        36,034,666.26      5.64        5.412      739       69.42
No Ratio                             55        28,887,066.85      4.52        5.728      722       66.97
------------------------------------------------------------------------------------------------------------
Total:                            1,532       638,547,549.82    100.00        5.549      711       72.70
------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                   Purpose
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE          CURRENT       CURRENT      AVERAGE     FICO    SUBJECT LTV
PURPOSE                           LOANS          BALANCE ($)     BALANCE    COUPON (%)    SCORE      (%)
-------------------------------------------------------------------------------------------------------------
Purchase                           790         305,351,620.34      47.82        5.491      722       77.10
Refinance - Cashout                518         243,327,528.14      38.11        5.646      700       68.22
Refinance - Rate Term              224          89,868,401.34      14.07        5.485      706       69.85
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82     100.00        5.549      711       72.70
-------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                                Property Type
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE          CURRENT       CURRENT      AVERAGE     FICO    SUBJECT LTV
PROPERTY TYPE                     LOANS          BALANCE ($)     BALANCE    COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
Single Family Residence            958         404,332,188.21     63.32        5.558      709       72.13
PUD                                353         148,809,469.68     23.30        5.536      712       74.15
Condominium                        137          50,278,399.13      7.87        5.421      719       73.00
2-4 Family                          80          33,824,725.86      5.30        5.701      717       73.22
Co-op                                4           1,302,766.94      0.20        5.241      746       58.38
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82    100.00        5.549      711       72.70
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                             Prepayment Penalty Term
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
PREPAYMENT                       MORTGAGE          CURRENT       CURRENT      AVERAGE     FICO    SUBJECT LTV
PENALTY TERM                      LOANS          BALANCE ($)     BALANCE    COUPON (%)    SCORE       (%)
-------------------------------------------------------------------------------------------------------------
0                                1,095        460,225,437.80      72.07         5.531      714       72.84
4                                    8          5,386,066.30       0.84         6.038      758       73.14
6                                   21         12,313,560.50       1.93         5.979      700       68.18
7                                   12          7,386,163.80       1.16         5.248      696       73.30
8                                    4          2,241,294.59       0.35         5.792      754       62.10
12                                   6          4,522,651.33       0.71         5.957      708       56.12
24                                   4          1,023,675.01       0.16         6.042      708       76.11
36                                 236         98,038,144.18      15.35         5.434      705       73.15
42                                   5            720,307.40       0.11         5.513      702       80.00
48                                   3          1,292,500.00       0.20         5.749      728       72.64
60                                 138         45,397,748.91       7.11         5.786      695       73.30
-------------------------------------------------------------------------------------------------------------
Total:                           1,532        638,547,549.82     100.00         5.549      711       72.70
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                               Conforming Balance
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
CONFORMING                       MORTGAGE          CURRENT       CURRENT      AVERAGE    FICO     SUBJECT LTV
BALANCE                           LOANS          BALANCE ($)     BALANCE    COUPON (%)   SCORE       (%)
-------------------------------------------------------------------------------------------------------------
Non-Conforming Balance             860         498,620,536.06     78.09        5.567      711       72.02
Conforming Balance                 672         139,927,013.76     21.91        5.485      710       75.10
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82    100.00        5.549      711       72.70
-------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                        Remaining Interest Only Term
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
REMAINING                       NUMBER OF                      % OF TOTAL    WEIGHTED              ORIGINAL
INTEREST ONLY                    MORTGAGE       TOTAL CURRENT    CURRENT      AVERAGE    FICO     SUBJECT LTV
TERM                              LOANS          BALANCE ($)     BALANCE    COUPON (%)   SCORE       (%)
-------------------------------------------------------------------------------------------------------------
N/A                                287         135,754,590.24     21.26         5.926      714       68.87
17 - 21                              2             489,605.50      0.08         5.529      662       70.97
27 - 31                             18           5,064,636.92      0.79         5.762      678       77.70
32 - 36                            374         158,301,843.39     24.79         5.254      713       75.58
42 - 46                              2             826,750.00      0.13         5.879      651       77.42
47 - 51                             20           5,931,103.85      0.93         4.467      706       79.04
52 - 56                            103          32,674,236.90      5.12         5.671      703       78.17
57 - 61                            121          42,766,172.85      6.70         5.763      712       76.59
67 - 71                              1             599,992.28      0.09         6.000      680       75.00
77 - 81                             88          30,530,620.45      4.78         5.616      694       75.90
82 - 86                             36          14,787,683.00      2.32         5.673      731       67.21
102 - 106                            1             674,992.77      0.11         6.375      710       74.92
107 - 111                            6             947,400.00      0.15         5.563      732       79.77
112 - 116                          170          70,731,142.00     11.08         5.135      712       73.43
117 - 121                          303         138,466,779.67     21.68         5.637      711       69.62
-------------------------------------------------------------------------------------------------------------
Total:                           1,532         638,547,549.82    100.00         5.549      711       72.70
-------------------------------------------------------------------------------------------------------------
Non Zero Minimum: 20
Maximum: 120
Non Zero Weighted Average: 76



-------------------------------------------------------------------------------------------------------------
                              Maximum Mortgage Rates of Adjustable Rate Loans (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
MAXIMUM                         NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
MORTGAGE RATES                   MORTGAGE          CURRENT       CURRENT      AVERAGE    FICO     SUBJECT LTV
(%)                               LOANS          BALANCE ($)     BALANCE    COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
8.001 - 9.000                       16           5,852,301.09      1.18         3.852      722       78.31
9.001 - 10.000                      40          12,902,419.81      2.61         4.286      727       74.07
10.001 - 11.000                    472         181,190,757.11     36.65         5.082      709       75.35
11.001 - 12.000                    603         247,188,573.85     49.99         5.518      708       73.00
12.001 - 13.000                     93          44,424,124.84      8.98         6.322      707       73.41
13.001 - 14.000                      8           2,420,679.66      0.49         7.258      718       83.08
17.001 - 18.000                      1             450,000.00      0.09         4.875      735       50.85
-------------------------------------------------------------------------------------------------------------
Total:                           1,233         494,428,856.36    100.00         5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 18.000%
Weighted Average: 11.261%




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                           Minimum Mortgage Rates of Adjustable Rate Loans (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
MINIMUM                         NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
MORTGAGE RATES                   MORTGAGE          CURRENT      CURRENT       AVERAGE    FICO     SUBJECT LTV
(%)                               LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
0.001 - 1.000                        3           1,839,430.12       0.37        3.608      703       71.07
1.001 - 2.000                      252          84,057,951.09      17.00        5.105      729       72.25
2.001 - 3.000                      950         394,089,266.15      79.71        5.442      705       74.47
3.001 - 4.000                       25          13,643,459.24       2.76        5.731      701       71.74
4.001 - 5.000                        3             798,749.76       0.16        5.737      706       80.00
-------------------------------------------------------------------------------------------------------------
Total:                           1,233         494,428,856.36     100.00        5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.375%
Weighted Average: 2.238%



-------------------------------------------------------------------------------------------------------------
                                    Gross Margin of Adjustable Rate Loans (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF                      % OF TOTAL    WEIGHTED              ORIGINAL
                                 MORTGAGE       TOTAL CURRENT   CURRENT       AVERAGE    FICO     SUBJECT LTV
GROSS MARGIN (%)                  LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE       (%)
-------------------------------------------------------------------------------------------------------------
0.001 - 1.000                        3          1,839,430.12       0.37         3.608      703       71.07
1.001 - 2.000                      254         84,363,404.75      17.06         5.108      729       72.26
2.001 - 3.000                      948        393,783,812.49      79.64         5.441      705       74.47
3.001 - 4.000                       25         13,643,459.24       2.76         5.731      701       71.74
4.001 - 5.000                        3            798,749.76       0.16         5.737      706       80.00
-------------------------------------------------------------------------------------------------------------
Total:                           1,233        494,428,856.36     100.00         5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.375%
Weighted Average: 2.237%



-------------------------------------------------------------------------------------------------------------
                            Months to Next Rate Adjustment of Adjustable Rate Loans
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
MONTHS TO NEXT RATE              MORTGAGE          CURRENT      CURRENT       AVERAGE    FICO     SUBJECT LTV
ADJUSTMENT                        LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
0 - 5                              197         89,115,670.30      18.02         4.747      703       72.42
6 -11                               11          3,196,246.18       0.65         4.424      738       78.07
18 - 23                              2          1,002,696.87       0.20         7.049      688       73.76
24 - 29                              5          1,230,700.31       0.25         5.795      704       76.17
30 - 35                            451        196,153,864.62      39.67         5.308      710       74.59
36 - 41                              2          1,813,000.00       0.37         6.034      694       70.00
48 - 53                             13          2,590,484.34       0.52         5.883      692       81.22
54 - 59                            321        114,622,679.61      23.18         5.740      707       75.85
60 - 65                              5          1,959,700.00       0.40         5.706      680       68.80
72 - 77                              2            390,082.08       0.08         4.693      713       53.06
78 - 83                            133         51,340,365.86      10.38         5.733      706       72.33
102 - 107                            1             68,000.00       0.01         7.750      760       80.00
108 - 113                            2            386,885.93       0.08         5.647      718       89.65
114 - 119                           88         30,558,480.26       6.18         5.769      732       70.46
-------------------------------------------------------------------------------------------------------------
Total:                           1,233        494,428,856.36     100.00         5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 119
Weighted Average: 43




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                  March 23, 2005
Securitized Products Group       Morgan Stanley

------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
                                Initial Periodic Cap of Adjustable Rate Loans (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
INITIAL PERIODIC                 MORTGAGE          CURRENT      CURRENT       AVERAGE    FICO     SUBJECT LTV
CAP (%)                           LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE        (%)
-------------------------------------------------------------------------------------------------------------
1.000                              174         74,358,457.59      15.04         4.776      706       72.43
2.000                                8          3,157,947.74       0.64         5.186      717       79.95
3.000                                1            953,087.11       0.19         7.000      692       75.00
5.000                              350        128,057,250.54      25.90         5.525      699       78.23
6.000                              692        280,743,501.25      56.78         5.490      715       72.55
6.025                                1          1,443,720.70       0.29         6.625      677       75.00
N/A                                  7          5,714,891.43       1.16         4.657      693       68.68
-------------------------------------------------------------------------------------------------------------
Total:                           1,233        494,428,856.36     100.00         5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.025%
Weighted Average: 4.946%



-------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of Adjustable Rate Loans (%)
-------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                NUMBER OF           TOTAL      % OF TOTAL    WEIGHTED              ORIGINAL
PERIODIC                         MORTGAGE          CURRENT      CURRENT       AVERAGE    FICO     SUBJECT LTV
CAP (%)                           LOANS          BALANCE ($)    BALANCE     COUPON (%)   SCORE       (%)
-------------------------------------------------------------------------------------------------------------
1.000                              324         126,836,623.59     25.65         5.100      702       75.29
2.000                              874         350,109,360.65     70.81         5.529      712       73.56
2.250                                4           1,295,500.00      0.26         4.931      722       82.75
6.000                               24          10,472,480.69      2.12         4.521      708       75.54
N/A                                  7           5,714,891.43      1.16         4.657      693       68.68
-------------------------------------------------------------------------------------------------------------
Total:                           1,233         494,428,856.36    100.00         5.386      709       74.02
-------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.827%




------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 28

[GRAPHIC OMITTED]                            Pool Data            MSM 2005-2AR


                      Pool Summary                                             North Carolina
--------------------------------------------------------------------------------------------------------------------------
Total Issue Balance (USD)                             0           % of State                                        43.12
--------------------------------------------------------------------------------------------------------------------------
Original Mortgage Pool Balance (USD)     639,777,468.79           WA FICO                                             712
--------------------------------------------------------------------------------------------------------------------------
Current Mortgage Pool Balance (USD)      638,547,549.82            - Minimum FICO                                     621
--------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                             1,532            - Maximum FICO                                     816
--------------------------------------------------------------------------------------------------------------------------
Average Loan Balance (USD)                   416,806.49           WA LTV                                            72.41
--------------------------------------------------------------------------------------------------------------------------
1st lien (%age)                                     100            - Minimum LTV                                    29.15
--------------------------------------------------------------------------------------------------------------------------
2nd lien (%age)                                       0            - Maximum LTV                                      100
--------------------------------------------------------------------------------------------------------------------------
WA FICO                                             711           Highest Zip-Code Density (% of State)             2.877
--------------------------------------------------------------------------------------------------------------------------
 - Minimum FICO                                     524           Zip-Code with Highest Density                     94558
--------------------------------------------------------------------------------------------------------------------------
 - Maximum FICO                                     822
--------------------------------------------------------------------------------------------------------------------------
WA LTV                                             72.7           South Carolina
--------------------------------------------------------------------------------------------------------------------------
 - Minimum LTV                                    19.46           % of State                                        56.88
--------------------------------------------------------------------------------------------------------------------------
 - Maximum LTV                                      100           WA FICO                                             707
--------------------------------------------------------------------------------------------------------------------------
WA DTI                                            36.25           Minimum FICO                                        600
--------------------------------------------------------------------------------------------------------------------------
 - Minimum DTI                                     3.28           Maximum FICO                                        813
--------------------------------------------------------------------------------------------------------------------------
 - Maximum DTI                                   100.56           WA LTV                                            72.41
--------------------------------------------------------------------------------------------------------------------------
WA Age (Months)                                       3           Minimum LTV                                       25.83
--------------------------------------------------------------------------------------------------------------------------
WA Remaining Term (Months)                          347           Maximum LTV                                          95
--------------------------------------------------------------------------------------------------------------------------
Aquired Loans                                      0.0%           Highest Zip-Code Density (% of State)              2.27
--------------------------------------------------------------------------------------------------------------------------
North California (% of Pool)                     23.254           Zip-Code with Highest Density                     90024
--------------------------------------------------------------------------------------------------------------------------
South California (% of Pool)                     30.669
--------------------------------------------------------------------------------------------------------------------------


               Mortgage Type                 WALTV        WA FICO            Balance
-----------------------------------------------------------------------------------------------------
10-Year Arms                                     70.723       732                      31,013,366.19
-----------------------------------------------------------------------------------------------------
1-Month Arms                                     71.876       692                      29,096,248.11
-----------------------------------------------------------------------------------------------------
2-Year Arms                                      75.000       692                         953,087.11
-----------------------------------------------------------------------------------------------------
3-Year Arms                                      74.556       710                     199,197,564.93
-----------------------------------------------------------------------------------------------------
5-Year Arms                                      75.851       706                     119,172,863.95
-----------------------------------------------------------------------------------------------------
6-Month Arms                                     72.962       711                      63,215,668.37
-----------------------------------------------------------------------------------------------------
7-Year Arms                                      72.166       706                      51,780,057.70
-----------------------------------------------------------------------------------------------------
Fixed 15 Year                                    64.034       741                      32,765,220.54
-----------------------------------------------------------------------------------------------------
Fixed 20 Year                                    75.760       675                         373,324.13
-----------------------------------------------------------------------------------------------------
Fixed 30 Year                                    69.366       711                     110,980,148.79
-----------------------------------------------------------------------------------------------------

-----------------------------------------
Classification             Total   Check
-----------------------------------------
Mortgage Type                 -      x
Loan-to-Value                 -      x
FICO                          -      x
Purpose                       -      x
Occupancy                     -      x
Loan Balance                  -      x
Property Type                 -      x
Documentation Type            -      x
Fixed Period                  -      x
Debt-to-Income Ratio          -      x
Geographic Distribution       -      x
-----------------------------------------


--------------------------------
        Per Annum Fees
--------------------------------
Servicer Fees
Cost of Carry
--------------------------------

-----------------------------------------------------------------------------------------------------
                    LTV                        WALTV      WA FICO         Balance
-----------------------------------------------------------------------------------------------------
0.01 - 20.00                                     19.460       779                         123,563.00
-----------------------------------------------------------------------------------------------------
20.01 - 25.00                                    24.265       699                         488,192.37
-----------------------------------------------------------------------------------------------------
25.01 - 30.00                                    27.363       748                       2,237,455.73
-----------------------------------------------------------------------------------------------------
30.01 - 35.00                                    33.090       711                       2,615,199.30
-----------------------------------------------------------------------------------------------------
35.01 - 40.00                                    38.101       724                       6,355,936.98
-----------------------------------------------------------------------------------------------------
40.01 - 45.00                                    42.680       749                       5,452,504.54
-----------------------------------------------------------------------------------------------------
45.01 - 50.00                                    48.683       727                      11,291,145.10
-----------------------------------------------------------------------------------------------------
50.01 - 55.00                                    52.735       726                      11,748,064.96
-----------------------------------------------------------------------------------------------------
55.01 - 60.00                                    58.258       715                      40,480,931.27
-----------------------------------------------------------------------------------------------------
60.01 - 65.00                                    63.442       706                      77,370,375.25
-----------------------------------------------------------------------------------------------------
65.01 - 70.00                                    69.002       701                      85,400,371.96
-----------------------------------------------------------------------------------------------------
70.01 - 75.00                                    73.790       708                      66,594,353.15
-----------------------------------------------------------------------------------------------------
75.01 - 80.00                                    79.667       713                     299,748,735.69
-----------------------------------------------------------------------------------------------------
80.01 - 85.00                                    84.556       712                       3,042,456.61
-----------------------------------------------------------------------------------------------------
85.01 - 90.00                                    89.816       709                      12,026,251.70
-----------------------------------------------------------------------------------------------------
90.01 - 95.00                                    94.988       717                       6,317,462.60
-----------------------------------------------------------------------------------------------------
95.01 - 100.00                                   99.664       740                       7,254,549.61
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                   FICO                        WALTV      WA FICO         Balance
-----------------------------------------------------------------------------------------------------
521 - 540                                        95.416       530                         243,649.23
-----------------------------------------------------------------------------------------------------
561 - 580                                        31.110       576                         350,000.00
-----------------------------------------------------------------------------------------------------
581 - 600                                        74.503       592                         382,000.00
-----------------------------------------------------------------------------------------------------
601 - 620                                        72.964       615                       8,259,544.89
-----------------------------------------------------------------------------------------------------
621 - 640                                        69.360       632                      23,778,591.84
-----------------------------------------------------------------------------------------------------
641 - 660                                        73.600       651                      43,090,164.33
-----------------------------------------------------------------------------------------------------
661 - 680                                        73.210       671                      90,549,027.75
-----------------------------------------------------------------------------------------------------
681 - 700                                        73.372       690                     123,539,322.01
-----------------------------------------------------------------------------------------------------
701 - 720                                        73.116       710                      91,605,712.42
-----------------------------------------------------------------------------------------------------
721 - 740                                        72.208       731                      82,340,900.05
-----------------------------------------------------------------------------------------------------
741 - 760                                        74.042       750                      61,559,815.02
-----------------------------------------------------------------------------------------------------
761 - 780                                        71.900       770                      62,619,238.43
-----------------------------------------------------------------------------------------------------
781 - 800                                        69.981       789                      39,394,944.68
-----------------------------------------------------------------------------------------------------
801 - 820                                        71.774       808                      10,518,639.17
-----------------------------------------------------------------------------------------------------
820 +                                            80.000       822                         316,000.00
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                 LTV                             MIG%     WA FICO          Balance with MIG            Pledged Asset %
--------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00                                       0.00       779                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                      0.00       699                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                      0.00       748                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                      0.00       711                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                      0.00       724                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                      0.00       749                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                      0.44       727                                  0                 0.44
--------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                      0.00       726                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                      0.00       715                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                      0.00       706                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                      0.00       701                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                      0.00       708                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                      0.09       713                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                    100.00       712                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                     95.60       709                                  0                 2.62
--------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                     97.68       717                                  0                 0.00
--------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                    42.34       740                                  0                57.66
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              Purpose                          WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
Purchase                                         77.104       722                     305,351,620.34
-----------------------------------------------------------------------------------------------------
Refinance - Cashout                              68.217       700                     243,327,528.14
-----------------------------------------------------------------------------------------------------
Refinance - Rate Term                            69.851       706                      89,868,401.34
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              Occupancy                        WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
Primary                                          73.042       710                     561,921,843.49
-----------------------------------------------------------------------------------------------------
Investment                                       70.785       721                      55,457,985.75
-----------------------------------------------------------------------------------------------------
Second Home                                      68.543       722                      21,167,720.58
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
            Loan Balance                       WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
<200000                                          75.515       710                      47,581,175.02
-----------------------------------------------------------------------------------------------------
200000 - 400000                                  75.484       712                     158,036,484.68
-----------------------------------------------------------------------------------------------------
400000 - 600000                                  74.542       714                     216,244,258.99
-----------------------------------------------------------------------------------------------------
> 600000                                         68.204       708                     216,685,631.13
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
          Property Type                        WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
Single Family Residence                          72.128       709                     404,332,188.21
-----------------------------------------------------------------------------------------------------
Planned Unit Development                         74.149       712                     148,809,469.68
-----------------------------------------------------------------------------------------------------
Condo                                            72.999       719                      50,278,399.13
-----------------------------------------------------------------------------------------------------
2-4 Family                                       73.216       717                      33,824,725.86
-----------------------------------------------------------------------------------------------------
Co-op                                            58.383       746                       1,302,766.94
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Documentation Type                      WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
Limited                                          74.325       706                     337,712,245.99
-----------------------------------------------------------------------------------------------------
Full                                             74.167       703                     118,092,630.76
-----------------------------------------------------------------------------------------------------
No Documentation                                 65.216       723                      71,281,054.00
-----------------------------------------------------------------------------------------------------
Alternative                                      74.699       723                      46,539,885.96
-----------------------------------------------------------------------------------------------------
Lite                                             69.424       739                      36,034,666.26
-----------------------------------------------------------------------------------------------------
No Ratio                                         66.967       722                      28,887,066.85
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Fixed Period (Months)                   WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
0                                                68.170       718                     144,118,693.46
-----------------------------------------------------------------------------------------------------
1                                                71.876       692                      29,096,248.11
-----------------------------------------------------------------------------------------------------
6                                                72.962       711                      63,215,668.37
-----------------------------------------------------------------------------------------------------
24                                               75.000       692                         953,087.11
-----------------------------------------------------------------------------------------------------
34                                               76.240       606                         215,000.00
-----------------------------------------------------------------------------------------------------
36                                               74.554       710                     198,982,564.93
-----------------------------------------------------------------------------------------------------
60                                               75.851       706                     119,172,863.95
-----------------------------------------------------------------------------------------------------
84                                               72.166       706                      51,780,057.70
-----------------------------------------------------------------------------------------------------
120                                              70.723       732                      31,013,366.19
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                DTI                            WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
N/A                                              65.771       722                     100,776,236.45
-----------------------------------------------------------------------------------------------------
0.01 - 5.00                                      56.670       746                         136,000.00
-----------------------------------------------------------------------------------------------------
5.01 - 10.00                                     65.475       711                       6,639,267.54
-----------------------------------------------------------------------------------------------------
10.01 - 15.00                                    68.613       744                      11,430,515.22
-----------------------------------------------------------------------------------------------------
15.01 - 20.00                                    69.893       709                      14,300,456.94
-----------------------------------------------------------------------------------------------------
20.01 - 25.00                                    69.114       723                      25,806,039.04
-----------------------------------------------------------------------------------------------------
25.01 - 30.00                                    74.276       704                      55,756,998.49
-----------------------------------------------------------------------------------------------------
30.01 - 35.00                                    74.674       711                     100,783,737.38
-----------------------------------------------------------------------------------------------------
35.01 - 40.00                                    74.334       707                     152,925,729.27
-----------------------------------------------------------------------------------------------------
40.01 - 45.00                                    74.991       704                     100,989,602.41
-----------------------------------------------------------------------------------------------------
45.01 - 50.00                                    75.340       708                      48,315,574.57
-----------------------------------------------------------------------------------------------------
50.01 - 55.00                                    76.861       732                       9,895,358.93
-----------------------------------------------------------------------------------------------------
55.01 >=                                         71.694       707                      10,792,033.58
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Geographic Distribution                 WALTV     WA FICO            Balance
-----------------------------------------------------------------------------------------------------
Alabama                                          70.175       716                       3,552,082.40
-----------------------------------------------------------------------------------------------------
Arizona                                          78.897       710                      14,895,864.93
-----------------------------------------------------------------------------------------------------
Arkansas                                         91.649       706                         314,200.00
-----------------------------------------------------------------------------------------------------
California                                       72.407       709                     344,326,912.40
-----------------------------------------------------------------------------------------------------
Colorado                                         72.256       714                      16,925,409.82
-----------------------------------------------------------------------------------------------------
Connecticut                                      62.040       698                       6,483,171.20
-----------------------------------------------------------------------------------------------------
Delaware                                         65.923       753                       1,394,000.00
-----------------------------------------------------------------------------------------------------
District of Columbia                             69.237       718                       5,423,948.60
-----------------------------------------------------------------------------------------------------
Florida                                          72.432       714                      31,080,729.06
-----------------------------------------------------------------------------------------------------
Georgia                                          75.384       722                      12,419,449.54
-----------------------------------------------------------------------------------------------------
Hawaii                                           71.498       716                       4,159,300.00
-----------------------------------------------------------------------------------------------------
Idaho                                            79.866       719                         580,902.46
-----------------------------------------------------------------------------------------------------
Illinois                                         66.945       708                      10,832,851.29
-----------------------------------------------------------------------------------------------------
Indiana                                          70.427       707                         893,964.00
-----------------------------------------------------------------------------------------------------
Kansas                                           61.499       697                       1,165,038.24
-----------------------------------------------------------------------------------------------------
Kentucky                                         68.828       747                         726,548.41
-----------------------------------------------------------------------------------------------------
Louisiana                                        66.424       646                         348,973.25
-----------------------------------------------------------------------------------------------------
Maine                                            80.000       638                         771,693.00
-----------------------------------------------------------------------------------------------------
Maryland                                         74.426       692                      15,418,968.53
-----------------------------------------------------------------------------------------------------
Massachusetts                                    72.854       729                      12,867,378.25
-----------------------------------------------------------------------------------------------------
Michigan                                         73.366       710                       8,363,048.46
-----------------------------------------------------------------------------------------------------
Minnesota                                        74.597       716                       7,288,548.37
-----------------------------------------------------------------------------------------------------
Mississippi                                      89.950       723                         366,904.34
-----------------------------------------------------------------------------------------------------
Missouri                                         76.581       698                       4,715,495.19
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Montana                                          80.000       739                         188,000.00
-----------------------------------------------------------------------------------------------------
Nebraska                                         73.386       730                         431,321.69
-----------------------------------------------------------------------------------------------------
Nevada                                           72.733       720                      13,939,565.72
-----------------------------------------------------------------------------------------------------
New Jersey                                       71.217       711                      13,686,068.03
-----------------------------------------------------------------------------------------------------
New Mexico                                       74.245       813                         744,400.00
-----------------------------------------------------------------------------------------------------
New York                                         70.573       722                      27,742,302.83
-----------------------------------------------------------------------------------------------------
North Carolina                                   68.337       712                       7,824,344.86
-----------------------------------------------------------------------------------------------------
Ohio                                             73.272       739                       2,136,330.65
-----------------------------------------------------------------------------------------------------
Oklahoma                                         72.854       673                       1,445,707.00
-----------------------------------------------------------------------------------------------------
Oregon                                           77.652       721                       2,459,375.03
-----------------------------------------------------------------------------------------------------
Pennsylvania                                     71.484       714                       7,813,976.49
-----------------------------------------------------------------------------------------------------
Rhode Island                                     80.000       647                         184,000.00
-----------------------------------------------------------------------------------------------------
South Carolina                                   72.776       695                       3,320,390.86
-----------------------------------------------------------------------------------------------------
South Dakota                                     77.908       677                         576,176.26
-----------------------------------------------------------------------------------------------------
Tennessee                                        80.405       760                       2,331,020.61
-----------------------------------------------------------------------------------------------------
Texas                                            77.054       715                      12,667,043.50
-----------------------------------------------------------------------------------------------------
Utah                                             81.207       698                         891,262.00
-----------------------------------------------------------------------------------------------------
Vermont                                          53.915       724                         593,000.00
-----------------------------------------------------------------------------------------------------
Virginia                                         75.741       712                      23,428,310.94
-----------------------------------------------------------------------------------------------------
Washington                                       78.267       708                       9,760,200.98
-----------------------------------------------------------------------------------------------------
Wisconsin                                        73.665       709                       1,069,370.63
-----------------------------------------------------------------------------------------------------

                  American Home   Cendant       Greenpoint   Morgan Stanley  MSDW-CC     Aggregate
---------------------------------------------------------------------------------------------------
FICO avg                 718.9          695.1          699.5       711.3        736.9        711.2
------------------
FICO stdev               41.12          56.11          35.32       44.84        52.84        46.79
------------------
FICO <640 %                0.5           15.9            3.5         4.6          2.7          4.8
------------------
FICO <680%                23.3           46.7             27        25.4          9.6         25.4
------------------
CLTV avg                 79.26          77.11          93.01       77.42        76.34        79.68
------------------
CLTV >80%                 43.6           20.1           86.4        35.3         36.4         42.3
------------------
SS CLTV %                86.42          93.65          95.03       89.18        83.38        90.17
------------------
Full Doc %                 7.4            7.3           15.6        23.5            0         18.5
------------------
Loan Bal avg        536,734.08     352,387.84     357,858.72  454,158.91   324,861.04   416,806.49
------------------
% Jumbo                  94.89          73.93          73.87        81.9        53.89        78.09
------------------
DTI %                    37.89          32.73          35.62       36.24        38.95        36.25
------------------
Purch %                   54.3           63.4           67.8        40.4         55.3         47.8
------------------
Cash Out %                41.8           32.5           15.1        45.5         25.2         38.1
------------------
Fxd %                      100              0            2.2        28.2            0         22.6
------------------
3 yr ARM >= %                0            100           90.6        51.2          100         62.8
------------------
WAC avg                  6.373          5.529          5.505       5.535         5.41        5.549
------------------
WAC stdev                0.434          0.358          0.840       0.738        0.451        0.719
------------------
1st Lien %                 100            100            100         100          100          100
------------------
MI %                         2           13.8            3.2         3.5          0.1          3.8
------------------
CA %                      60.5           32.8           69.7        57.7           14         53.9
------------------
Invt Prop %               14.2           10.2            3.7         9.9          5.1          8.7
------------------
IO %                      48.4           58.7           95.3        75.7          100         78.7
------------------
IO non-Full Doc %         40.9           53.6             81        58.1          100         64.5
------------------
Multi-Fam %               13.5            5.0            2.5         5.8          3.0          5.3
------------------
Prim Occ %                85.3           82.6           96.2        87.8         81.1           88
------------------


Originator/ Source     % Bal.        WA LTV    WA CLTV     WA SS CLTV      FICO         WAC      Purch         Invt Prop %
---------------------------------------------------------------------------------------------------------------------------------
American Home             3.70          70.61      79.26       86.42        719        6.373     54.33                14.21
---------------------------------------------------------------------------------------------------------------------------------
Cendant Conduit           6.40          76.00      77.11       93.65        695        5.529     63.41                10.23
---------------------------------------------------------------------------------------------------------------------------------
Greenpoint               14.85          79.57      93.01       95.03        699        5.505     67.78                 3.66
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley           65.79          71.26      77.42       89.18        711        5.535     40.37                 9.86
---------------------------------------------------------------------------------------------------------------------------------
MSDW CC - Conduit         9.26          70.44      76.34       83.38        737        5.410     55.35                 5.10
---------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82                 8.69
---------------------------------------------------------------------------------------------------------------------------------


Originator/ Source     CA%          1st Lien      % with S.2nd   Full Doc    DTI %      IO%      MI %
-------------------------------------------------------------------------------------------------------
American Home          60.46              100        57.55         7.44     37.89     48.35      1.97
-------------------------------------------------------------------------------------------------------
Cendant Conduit        32.76              100         7.26         7.27     32.73     58.69     13.82
-------------------------------------------------------------------------------------------------------
Greenpoint             69.70              100        85.11        15.56     35.62     95.30      3.22
-------------------------------------------------------------------------------------------------------
Morgan Stanley         57.67              100        40.62        23.47     36.24     75.67      3.54
-------------------------------------------------------------------------------------------------------
MSDW CC - Conduit      14.02              100        45.74         0.00     38.95    100.00      0.08
-------------------------------------------------------------------------------------------------------
Total:                 53.92              100        46.19        18.49     36.25     78.74      3.78
-------------------------------------------------------------------------------------------------------

Occupancy              % Bal.        WALTV      WACLTV     WA SS CLTV     WAFICO        WAC      Purch %
----------------------------------------------------------------------------------------------------------
Investor/2nd Home        12.00          70.17      73.38       83.42        721        5.608     56.68
----------------------------------------------------------------------------------------------------------
Primary Occup            88.00          73.04      80.54       90.56        710        5.541     46.61
----------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82
----------------------------------------------------------------------------------------------------------


Occupancy                 Invt Prop %          CA%          1st Lien %     % with S.2nd   Full Doc    IO%      DTI %     MI %
-------------------------------------------------------------------------------------------------------------------------------
Investor/2nd Home                72.38         48.75              100        21.34        10.43     36.15     78.12      4.35
-------------------------------------------------------------------------------------------------------------------------------
Primary Occup                     0.00         54.63              100        49.58        19.59     36.27     78.82      3.70
-------------------------------------------------------------------------------------------------------------------------------
Total:                            8.69         53.92              100        46.19        18.49     36.25     78.74      3.78
-------------------------------------------------------------------------------------------------------------------------------

Documentation          % Bal.        WALTV      WACLTV     WA SS CLTV     WAFICO        WAC      Purch %       Invt Prop %
--------------------------------------------------------------------------------------------------------------------------------
Full                     18.49          74.17      83.86       92.39        703        5.314     49.70                 6.21
--------------------------------------------------------------------------------------------------------------------------------
Non-Full                 81.51          72.36      78.73       89.50        713        5.603     47.39                 9.25
--------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82                 8.69
--------------------------------------------------------------------------------------------------------------------------------


Documentation          CA%          1st Lien %     % with S.2nd   Full Doc    IO%      DTI %     MI %
-------------------------------------------------------------------------------------------------------
Full                   46.36              100        57.39       100.00     36.34     77.12      2.54
-------------------------------------------------------------------------------------------------------
Non-Full               55.64              100        43.65         0.00     36.23     79.11      4.06
-------------------------------------------------------------------------------------------------------
Total:                 53.92              100        46.19        18.49     36.25     78.74      3.78
-------------------------------------------------------------------------------------------------------

Interest Only          % Bal.        WALTV      WACLTV     WA SS CLTV     WAFICO        WAC      Purch %       Invt Prop %
--------------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO             25.65          75.64      85.16       93.25        711        5.269     55.52                 5.36
--------------------------------------------------------------------------------------------------------------------------------
Other IO                 53.09          72.81      79.99       90.35        710        5.533     49.94                10.35
--------------------------------------------------------------------------------------------------------------------------------
Non-IO                   21.26          68.87      72.30       79.98        714        5.926     33.23                 8.55
--------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82                 8.69
--------------------------------------------------------------------------------------------------------------------------------


Interest Only        CA%          1st Lien %     % with S.2nd  Full Doc %    IO%      DTI %     MI %
-----------------------------------------------------------------------------------------------------
2 or 3-yr IO         62.35              100        60.94        15.20     36.68       100      2.94
-----------------------------------------------------------------------------------------------------
Other IO             51.52              100        47.78        19.52     36.28       100      3.05
-----------------------------------------------------------------------------------------------------
Non-IO               49.75              100        24.42        19.90     35.56      0.00      6.60
-----------------------------------------------------------------------------------------------------
Total:               53.92              100        46.19        18.49     36.25     78.74      3.78
-----------------------------------------------------------------------------------------------------

FICO                   % Bal.        WALTV      WACLTV     WA SS CLTV     WAFICO        WAC      Purch %       Invt Prop %
------------------------------------------------------------------------------------------------------------------------------
0 - 600                   0.15          64.16      66.03       90.63        571        5.306     24.97                 0.00
------------------------------------------------------------------------------------------------------------------------------
601 - 640                 5.02          70.29      73.99       84.13        628        5.666     19.10                 1.25
------------------------------------------------------------------------------------------------------------------------------
641 - 680                20.93          73.34      79.54       88.93        664        5.628     35.20                 9.50
------------------------------------------------------------------------------------------------------------------------------
681 - 700                19.35          73.37      81.42       90.53        690        5.579     42.01                 6.06
------------------------------------------------------------------------------------------------------------------------------
701 >=                   54.55          72.46      79.68       90.81        745        5.498     57.42                10.01
------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82                 8.69
------------------------------------------------------------------------------------------------------------------------------


FICO                  CA%          1st Lien %     % with S.2nd  Full Doc %   IO %      DTI %     MI %
------------------------------------------------------------------------------------------------------
0 - 600               21.52              100        17.63        50.60     41.29     88.55      0.00
------------------------------------------------------------------------------------------------------
601 - 640             44.59              100        27.67        40.34     35.38     70.37      4.04
------------------------------------------------------------------------------------------------------
641 - 680             60.76              100        45.20        19.92     37.35     81.21      3.02
------------------------------------------------------------------------------------------------------
681 - 700             53.22              100        53.49        17.72     36.61     82.28      2.45
------------------------------------------------------------------------------------------------------
701 >=                52.50              100        45.76        16.12     35.71     77.28      4.52
------------------------------------------------------------------------------------------------------
Total:                53.92              100        46.19        18.49     36.25     78.74      3.78
------------------------------------------------------------------------------------------------------

Lien Position          % Bal.        WALTV      WACLTV     WA SS CLTV     WAFICO        WAC      Purch %       Invt Prop %
------------------------------------------------------------------------------------------------------------------------------
1st Lien                100.00          72.70      79.68       90.17        711        5.549     47.82                8.69
------------------------------------------------------------------------------------------------------------------------------
2nd Lien                  0.00           0.00       0.00        0.00          0        0.000         0                0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00          72.70      79.68       90.17        711        5.549     47.82                8.69
------------------------------------------------------------------------------------------------------------------------------


Lien Position            CA%          1st Lien %     % with S.2nd  Full Doc %   IO %      DTI %     MI %
---------------------------------------------------------------------------------------------------------
1st Lien                 53.92              100        46.19        18.49     36.25     78.74      3.78
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2nd Lien                  0.00                0         0.00         0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------
Total:                   53.92              100        46.19        18.49     36.25     78.74      3.78
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